
                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                       ----------------------------------

                             COLLEGIATE PACIFIC INC.

                                     ISSUER

                                       TO

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                     TRUSTEE

                             -----------------------

                                    INDENTURE

                          Dated as of November 26, 2004

                             -----------------------

              5.75% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2009

                       ----------------------------------

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                                TABLE OF CONTENTS

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                                                                                                                       PAGE
ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION....................................................    1

         SECTION 1.1           Definitions...........................................................................    1
         SECTION 1.2           Compliance Certificates And Opinions..................................................   11
         SECTION 1.3           Form of Documents Delivered to the Trustee............................................   12
         SECTION 1.4           Acts of Holders of Securities; Record Dates...........................................   13
         SECTION 1.5           Notices, Etc to the Trustee and Company...............................................   15
         SECTION 1.6           Notice to Holders of Securities; Waiver...............................................   15
         SECTION 1.7           Effect of Headings and Table of Contents..............................................   16
         SECTION 1.8           Successors and Assigns................................................................   16
         SECTION 1.9           Separability Clause...................................................................   16
         SECTION 1.10          Benefits of Indenture.................................................................   16
         SECTION 1.11          Governing Law.........................................................................   16
         SECTION 1.12          Legal Holidays........................................................................   17
         SECTION 1.13          Conflict With Trust Indenture Act.....................................................   17

ARTICLE II SECURITY FORMS............................................................................................   17

         SECTION 2.1           Form Generally........................................................................   17
         SECTION 2.2           Form of Security......................................................................   19
         SECTION 2.3           Form of Certificate of Authentication.................................................   33
         SECTION 2.4           Form of Conversion Notice.............................................................   33
         SECTION 2.5           Form of Assignment....................................................................   34

ARTICLE III THE SECURITIES...........................................................................................   35

         SECTION 3.1           Title and Terms.......................................................................   35
         SECTION 3.2           Denominations.........................................................................   36
         SECTION 3.3           Execution, Authentication, Delivery and Dating........................................   36
         SECTION 3.4           Global Securities; Non-global Securities; Book-entry Provisions.......................   36
         SECTION 3.5           Registration; Registration of Transfer and Exchange; Restrictions on Transfer.........   38
         SECTION 3.6           Mutilated, Destroyed, Lost or Stolen Securities.......................................   42
         SECTION 3.7           Payment of Interest; Interest Rights Preserved........................................   43
         SECTION 3.8           Persons Deemed Owners.................................................................   44
         SECTION 3.9           Cancellation..........................................................................   45
         SECTION 3.10          Computation of Interest...............................................................   45
         SECTION 3.11          CUSIP Numbers.........................................................................   45

ARTICLE IV SATISFACTION AND DISCHARGE................................................................................   45

         SECTION 4.1           Satisfaction and Discharge of Indenture...............................................   45
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         SECTION 4.2           Application of Trust Money............................................................      47

ARTICLE V REMEDIES...................................................................................................      47

         SECTION 5.1           Events of Default.....................................................................      47
         SECTION 5.2           Acceleration of Maturity; Rescission and Annulment....................................      49
         SECTION 5.3           Collection of Indebtedness and Suits for Enforcement by Trustee.......................      50
         SECTION 5.4           Trustee May File Proofs of Claim......................................................      51
         SECTION 5.5           Trustee May Enforce Claims Without Possession of Securities...........................      51
         SECTION 5.6           Application of Money Collected........................................................      52
         SECTION 5.7           Limitation on Suits...................................................................      52
         SECTION 5.8           Unconditional Right of Holders to Receive Principal, Premium and
                               Interest and to Convert...............................................................      53
         SECTION 5.9           Restoration of Rights and Remedies....................................................      53
         SECTION 5.10          Rights and Remedies Cumulative........................................................      53
         SECTION 5.11          Delay or Omission Not Waiver..........................................................      54
         SECTION 5.12          Control by Holders of Securities......................................................      54
         SECTION 5.13          Waiver of Past Defaults...............................................................      54
         SECTION 5.14          Undertaking for Costs.................................................................      55
         SECTION 5.15          Waiver of Stay, Usury or Extension Laws...............................................      55

ARTICLE VI THE TRUSTEE...............................................................................................      55

         SECTION 6.1           Certain Duties and Responsibilities...................................................      55
         SECTION 6.2           Notice of Defaults....................................................................      56
         SECTION 6.3           Certain Rights of Trustee.............................................................      57
         SECTION 6.4           Not Responsible for Recitals or Issuance of Securities................................      58
         SECTION 6.5           May Hold Securities, Act as Trustee under Other Indentures............................      59
         SECTION 6.6           Money Held in Trust...................................................................      59
         SECTION 6.7           Compensation and Reimbursement........................................................      59
         SECTION 6.8           Corporate Trustee Required; Eligibility...............................................      60
         SECTION 6.9           Resignation and Removal; Appointment of Successor.....................................      60
         SECTION 6.10          Acceptance of Appointment by Successor................................................      62
         SECTION 6.11          Merger, Conversion, Consolidation or Succession to Business...........................      62
         SECTION 6.12          Authenticating Agents.................................................................      62
         SECTION 6.13          Disqualification; Conflicting Interests...............................................      64
         SECTION 6.14          Preferential Collection of Claims Against Company.....................................      64

ARTICLE VII CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.....................................................      64

         SECTION 7.1           Company May Consolidate, Etc..........................................................      64
         SECTION 7.2           Successor Substituted.................................................................      65

ARTICLE VIII SUPPLEMENTAL INDENTURES.................................................................................      65

         SECTION 8.1           Supplemental Indentures Without Consent of Holders of Securities......................      65
         SECTION 8.2           Supplemental Indentures with Consent of Holders of Securities.........................      66
         SECTION 8.3           Execution of Supplemental Indentures..................................................      67
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                                       ii

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         SECTION 8.4           Effect of Supplemental Indentures.....................................................      67
         SECTION 8.5           Reference in Securities to Supplemental Indentures....................................      67
         SECTION 8.6           Notice of Supplemental Indentures.....................................................      68

ARTICLE IX MEETINGS OF HOLDERS OF SECURITIES.........................................................................      68

         SECTION 9.1           Purposes for Which Meetings May Be Called.............................................      68
         SECTION 9.2           Call, Notice and Place of Meetings....................................................      68
         SECTION 9.3           Persons Entitled to Vote at Meetings..................................................      69
         SECTION 9.4           Quorum; Action........................................................................      69
         SECTION 9.5           Determination of Voting Rights; Conduct and Adjournment of Meetings...................      70
         SECTION 9.6           Counting Votes and Recording Action of Meetings.......................................      70

ARTICLE X COVENANTS..................................................................................................      71

         SECTION 10.1          Payment of Principal, Premium and Interest............................................      71
         SECTION 10.2          Maintenance of Offices or Agencies....................................................      71
         SECTION 10.3          Money for Security Payments to Be Held in Trust.......................................      72
         SECTION 10.4          Existence.............................................................................      73
         SECTION 10.5          Payment of Taxes and Other Claims.....................................................      73
         SECTION 10.6          Statement by Officers as to Default...................................................      74
         SECTION 10.7          Limitation On Incurring Senior Subordinated Indebtedness..............................      74
         SECTION 10.8          Delivery of Certain Information.......................................................      74
         SECTION 10.9          Waiver of Certain Covenants...........................................................      75
         SECTION 10.10         Additional Interest...................................................................      75

ARTICLE XI REDEMPTION OF SECURITIES..................................................................................      75

         SECTION 11.1          Right of Redemption...................................................................      75
         SECTION 11.2          Applicability of Article..............................................................      76
         SECTION 11.3          Election to Redeem; Notice to Trustee.................................................      76
         SECTION 11.4          Selection by Trustee of Securities to Be Redeemed.....................................      76
         SECTION 11.5          Notice of Redemption..................................................................      77
         SECTION 11.6          Deposit of Redemption Price...........................................................      78
         SECTION 11.7          Securities Payable on Redemption Date.................................................      78
         SECTION 11.8          Conversion Arrangement on Call for Redemption.........................................      79

ARTICLE XII CONVERSION OF SECURITIES.................................................................................      80

         SECTION 12.1          Conversion Privilege and Conversion Rate..............................................      80
         SECTION 12.2          Exercise of Conversion Privilege......................................................      80
         SECTION 12.3          Fractions of Shares...................................................................      82
         SECTION 12.4          Adjustment of Conversion Rate.........................................................      83
         SECTION 12.5          Notice of Adjustments of Conversion Rate..............................................      88
         SECTION 12.6          Notice of Certain Corporate Action....................................................      88
         SECTION 12.7          Company to Reserve Common Stock.......................................................      89
         SECTION 12.8          Taxes on Conversions..................................................................      89
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                                      iii

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
         SECTION 12.9          Covenant as to Common Stock...........................................................      90
         SECTION 12.10         Cancellation of Converted Securities..................................................      90
         SECTION 12.11         Provision in Case of Reclassification, Consolidation, Merger or Sale of Assets........      90
         SECTION 12.12         Rights Issued in Respect of Common Stock..............................................      91
         SECTION 12.13         Responsibility of Trustee for Conversion Provisions...................................      92

ARTICLE XIII SUBORDINATION OF SECURITIES.............................................................................      92

         SECTION 13.1          Securities Subordinate to Senior Debt.................................................      92
         SECTION 13.2          No Payment in Certain Circumstances, Payment over of Proceeds upon Dissolution, Etc...      93
         SECTION 13.3          Prior Payment to Senior Debt upon Acceleration of Securities..........................      95
         SECTION 13.4          Payment Permitted If No Default.......................................................      95
         SECTION 13.5          Subrogation to Rights of Holders of Senior Debt.......................................      95
         SECTION 13.6          Provisions Solely to Define Relative Rights...........................................      96
         SECTION 13.7          Trustee to Effectuate Subordination...................................................      96
         SECTION 13.8          No Waiver of Subordination Provisions.................................................      96
         SECTION 13.9          Notice to Trustee.....................................................................      97
         SECTION 13.10         Reliance on Judicial Order or Certificate of Liquidating Agent........................      98
         SECTION 13.11         Trustee Not Fiduciary for Holders of Senior Debt......................................      98
         SECTION 13.12         Reliance by Holders of Senior Debt on Subordination Provisions........................      98
         SECTION 13.13         Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights..........      98
         SECTION 13.14         Article Applicable to Paying Agents...................................................      99
         SECTION 13.15         Certain Conversions and Repurchases Deemed Payment....................................      99

ARTICLE XIV REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER.....................................................      99

         SECTION 14.1          Right to Require Repurchase Upon a Fundamental Change.................................      99
         SECTION 14.2          Notices; Method of Exercising Repurchase Right, Etc...................................     102
         SECTION 14.3          Certain Definitions..................................................................      104
         SECTION 14.4          Consolidation, Merger, etc...........................................................      105

ARTICLE XV HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY; NON-RECOURSE...........................................      106

         SECTION 15.1          Company to Furnish Trustee Names and Addresses of Holders............................      106
         SECTION 15.2          Preservation of Information..........................................................      106
         SECTION 15.3          Reports by Trustee...................................................................      106
         SECTION 15.4          Reports by Company...................................................................      107

ARTICLE XVI IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.........................................      107

         SECTION 16.1          Indenture and Securities Solely Corporate Obligations................................      107

      Indenture, dated as of November 26, 2004, between COLLEGIATE PACIFIC INC., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 13950 Senlac Drive, Suite 100, Dallas, Texas 75234 (herein called the "Company"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association, as Trustee hereunder (herein called the "Trustee").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the creation of an issue of its 5.75% Convertible Senior Subordinated Notes due 2009 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

      All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1 Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

      (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Acquired Person" means, with respect to any specified Person, any other Person which merges with or into or becomes a subsidiary of such specified Person.

      "Act," when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

      "Additional Interest" has the meaning specified in the Registration Rights Agreement.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agent" means any Security Registrar, Authenticating Agent, Paying Agent, Conversion Agent or Calculation Agent.

      "Agent Member" means any member of, or participant in, the Depositary.

      "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of DTC or any successor Depositary, in each case to the extent applicable to such transaction and as in effect from time to time.

      "Authenticating Agent" means any Person authorized pursuant to Section
6.12 to act on behalf of the Trustee to authenticate Securities.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

      "Business Day," when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close.

      "Calculation Agent" has the meaning specified in Section 14.1.

      "Cash Buy-Out" has the meaning specified in Section 14.1.

      "Closing Price Per Share" means, with respect to the Common Stock, for any day, (i) the last reported sale price regular way on the American Stock Exchange or, (ii) if the Common Stock is not listed on the American Stock Exchange, the last reported sale price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if the Common Stock is not listed on the American Stock Exchange or listed or admitted to trading on any national securities exchange, the average of the closing bid prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

      "Code" has the meaning specified in Section 2.l.

      "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Stock" means the Common Stock, par value $0.01 per share, of the Company authorized at the date of this Indenture as originally executed. Subject to the provisions of Section 12.11, shares issuable on conversion or repurchase of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      "common stock" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. References to the Company shall not include any Subsidiary, unless otherwise stated.

      "Company Notice" has the meaning specified in Section 14.2.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by (i) its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President, an Executive Vice President or a Vice President, and by (ii) its principal financial officer, Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Constituent Person" has the meaning specified in Section 12.11.

      "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article XII. The Company has initially appointed the Trustee as its Conversion Agent pursuant to Section 10.2 hereof.

      "Conversion Price" has the meaning specified in Section 14.3(3).

      "Conversion Rate" has the meaning specified in Section 12.1.

      "Corporate Trust Office" means the office of the Trustee at which at any particular time the trust created by this Indenture shall be principally administered (which at the date of this Indenture is located at 600 North Pearl Street, Suite 420, Dallas, Texas 75021, Attention: Corporate Trust Department).

      "corporation" means a corporation, company, association, joint-stock company or business trust.

      "Defaulted Interest" has the meaning specified in Section 3.7.

      "Depositary" means, with respect to any Securities (including any Global Securities), a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered), which shall initially be DTC.

      "Dollar" or "U.S.$" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

      "DTC" means The Depository Trust Company, a New York corporation.

      "Effective Date" has the meaning specified in Section 14.1.

      "Event of Default" has the meaning specified in Section 5.1.

      "Exchange Act" means the United States Securities Exchange Act of 1934 (or any successor statute), as amended from time to time.

      "Fundamental Change" has the meaning specified in Section 14.3(2).

      "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

      "Holder" means the Person in whose name a Security is registered in the Security Register.

      "Incur" means, with respect to any indebtedness or other obligation of any Person, to create, issue, incur (including by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such indebtedness or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred" and "Incurring" shall have meanings correlative to the foregoing). Indebtedness of any Acquired Person or any of its subsidiaries existing at the time such Acquired Person becomes a subsidiary of the Company (or is merged into or consolidated with the Company or any subsidiary of the Company), whether or not such indebtedness was Incurred in connection with, as a result of, or in contemplation of, such Acquired Person becoming a subsidiary of the Company (or being merged into or consolidated with the Company or any subsidiary of the Company), shall be deemed Incurred at the time any such Acquired Person becomes a subsidiary or merges into or consolidates with the Company or any subsidiary of the Company.

      "Indebtedness" means, with respect to any Person, and without duplication:
(a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of the Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services; (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances; (c) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property; (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement; (e) all direct or indirect guarantees or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d); (f) any indebtedness or other obligations described in clauses (a) through (e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person; and (g) all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this Indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

      "Initial Purchaser" means Thomas Weisel Partners LLC.

      "Interest Make Whole Payment" has the meaning specified in Section 11.1.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

      "Issue Date" means November 26, 2004.

      "Make Whole Premium" has the meaning specified in Section 14.1.

      "Make Whole Premium Table" has the meaning specified in Section 14.1.

      "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in
Article XIV or otherwise.

      "Non-electing Share" has the meaning specified in Section 12.11.

      "Non-global Security" means a Security that is not a Global Security.

      "Notice of Default" has the meaning specified in Section 5.1.

      "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President, a Senior Vice President or a Vice President and by (ii) the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. One of the Officers signing an Officers' Certificate given pursuant to Section 10.6 or Section 10.8 shall be the principal executive, financial or accounting officer of the Company.

      "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company and who shall be acceptable to the Trustee, which opinion shall comply with the provisions of Sections 1.2 and 1.3.

      "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for the payment, redemption or repurchase of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed or repurchased, notice of such redemption or repurchase has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

            (iv)  Securities converted into Common Stock pursuant to Article
                  XII;

provided, however, that in determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities as to which a Responsible Officer of the Trustee actually received written notice of such ownership shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, and the Trustee shall be protected in relying upon an Officers' Certificate to such effect.

      "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent pursuant to Section 10.2 hereof.

      "Payment Blockage Period" has the meaning specified in Section 13.2.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Conversion" has the meaning specified in Section 3.1.

      "Place of Payment" has the meaning specified in Section 3.1.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Purchase Agreement" means the Purchase Agreement, dated as of November 22, 2004, between the Company and the Initial Purchaser, as such agreement may be amended from time to time.

      "Qualified Institutional Buyer" shall mean a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

      "Record Date" means any Regular Record Date or Special Record Date.

      "Record Date Period" means the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

      "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Registrable Securities" has the meaning specified in the Registration Rights Agreement.

      "Registration Default" has the meaning specified in Section 2.2.

      "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 26, 2004, between the Company and the Initial Purchaser, as such agreement may be amended from time to time.

      "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

      "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Debt or (b) with respect to any Senior Debt that does not have any such trustee, agent or other representative, (i) in the case of such Senior Debt issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Debt, any holder or owner of such Senior Debt acting with the consent of the required persons necessary to bind such holders or owners of such Senior Debt and (ii) in the case of all other such Senior Debt, the holder or owner of such Senior Debt.

      "Repurchase Date" has the meaning specified in Section 14.1.

      "Repurchase Price" has the meaning specified in Section 14.1.

      "Responsible Officer," when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

      "Restricted Global Security" has the meaning specified in Section 2.1.

      "Restricted Securities" means all Securities required pursuant to Section 3.5(3) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

      "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex A.

      "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 2.2 to be placed upon each Restricted Security.

      "Rights Plan" has the meaning specified in Section 12.4(13).

      "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

      "Rule 144A Information" has the meaning specified in Section 10.8.

      "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company."

      "Securities Act" means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5(1).

      "Senior Debt" means the principal, premium, interest, rent, fees, costs, expenses and other amounts accrued or due on the Company's existing or future credit facilities, term loans and/or revolving credit or commercial paper facilities (including any related hedging obligations or letter of credit subfacilities) entered into with commercial banks and/or financial institutions and guarantees thereof, if such obligations are secured by a mortgage, pledge, security interest, lien or similar encumbrance and shall remain secured, and Senior Debt shall include all such obligations of the Company under its Loan and Security Agreement, dated as of December 16, 2003, by and between the Company and Merrill Lynch Business Financial Services Inc., as amended. Senior Debt does not include
(i) any Indebtedness that by its express terms in not senior to the Securities or is pari passu or junior to the Securities, (ii) any Indebtedness the Company owes to any of its Subsidiaries, and (iii) the Securities.

      "Shelf Registration Statement" has the meaning specified in the Registration Rights Agreement.

      "Significant Subsidiary" has the meaning ascribed to such term under Rule 1-02 of Regulation S-X under the Securities Act.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.7.

      "Stated Maturity," when used with respect to the principal of any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and when used with respect to Additional Interest means the date specified in the Officers' Certificate provided for in Section 10.10, and when used with respect to the Interest Make Whole Payment means the date specified in Section 11.1.

      "Stock Price" has the meaning specified in Section 14.1.

      "Stock Price Cap" has the meaning specified in Section 14.1.

      "Stock Price Threshold" has the meaning specified in Section 14.1.

      "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

      "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Surrender Certificate" means a certificate substantially in the form set forth in Annex C.

      "Trading Day" means (i) if the Common Stock is listed on the American Stock Exchange, days on which the American Stock Exchange is open for business,
(ii) if the Common Stock is quoted on any system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system, (iii) if the Common Stock is listed or admitted for trading on any national or regional securities exchange, days on which such national or regional securities exchange is open for business, or (iv) if the Common Stock is not listed on a national or regional securities exchange or listed on the American Stock Exchange or quoted on any other system of automated dissemination of quotation of securities prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, and the rules and regulations thereunder, as in force at the date as of which this Indenture was executed, except as otherwise provided in Section 8.3, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, and the rules and regulations thereunder, as so amended.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

      "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

      "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

SECTION 1.2 Compliance Certificates And Opinions.

      Upon any application or request by the Company to the Trustee to take or refrain from taking any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers thereof, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each such Officers' Certificate and Opinion of Counsel shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

      Every Officers' Certificate or Opinion of Counsel provided for in this Indenture (other than a certificate provided pursuant to Trust Indenture Act
Section 314(a)(4)) (including certificates provided for in Section 10.6 or
Section 10.8) shall include:

      (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      An Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representation by an accountant (who may be an employee of the Company), or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representation with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid is erroneous.

SECTION 1.3 Form of Documents Delivered to the Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any Officers' Certificate may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which such Officers' Certificate is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any other Person deemed appropriate by such counsel, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4 Acts of Holders of Securities; Record Dates.

      (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (A) one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (B) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of
Article IX. Such action shall become effective when such instrument or instruments or record is delivered (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and records (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 9.6. Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security.

      (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

      (3) The aggregate principal amount and serial number of any Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

      (4) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this
Section 1.4.

      (5) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 15.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders of Outstanding Securities on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

      Upon actual receipt by a Responsible Officer of the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.1(4), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company, (ii) any declaration of acceleration referred to in Section 5.2, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in Section 5.12, if the Trustee shall not have taken the action specified in such direction, then, with respect to clauses (ii) and (iii), a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee so receives such declaration or direction, and, with respect to clause (i), the Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in such notice of default. Promptly after such receipt by the Trustee of any such declaration or direction referred to in clause (ii) or (iii), and promptly after setting any record date with respect to clause (i), and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite aggregate principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite aggregate principal amount of Securities on the date such notice, declaration or direction is so given.

      (6) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

      (7) The provisions of this Section 1.4 are subject to the provisions of
Section 9.5.

SECTION 1.5 Notices, Etc to the Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

      (1) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by first class mail postage prepaid (registered or certified, return receipt requested) or by telecopier (receipt confirmed) or delivered by hand or by overnight courier guaranteeing next day delivery, to or with a Responsible Officer of the Trustee and actually received by the Trustee at its Corporate Trust Office, Attention: Relationship Manager, or at any other address previously furnished in writing by the Trustee, and

      (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied (receipt confirmed), or delivered by hand or overnight courier, addressed to the Company at 13950 Senlac Drive, Suite 100, Dallas, Texas 75234, Attention: Chief Financial Officer, facsimile: 888-455-3551, or at any other address previously furnished in writing to the Trustee by the Company.

      All notices to the Company will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if delivered by overnight delivery. All notices and communications to the Trustee will be deemed to have been duly given when actually received by a Responsible Officer of the Trustee.

SECTION 1.6 Notice to Holders of Securities; Waiver.

      Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid, or telecopied (receipt confirmed), or delivered by an overnight delivery service, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

      Neither the failure to mail or deliver such notice, nor any defect in any notice so mailed or delivered, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

      Such notice shall be deemed to have been given when such notice is mailed or delivered to the overnight delivery service, as applicable, and shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.7 Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8 Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Trustee shall bind its successors, whether so expressed or not.

SECTION 1.9 Separability Clause.

      In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.10 Benefits of Indenture.

      Except as provided in the next sentence, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture. The provisions of Article XIII are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Debt.

SECTION 1.11 Governing Law.

      THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 1.12 Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of, premium, if any, or interest on, or the payment of the Redemption Price, including the Interest Make Whole Payment, if any, or Repurchase Price, including the Make Whole Premium, if applicable with respect to, or delivery for conversion of, such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

SECTION 1.13 Conflict With Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act, the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the Indenture provision so modifying or excluding such provision of the Trust Indenture Act shall be deemed to apply.

                                   ARTICLE II
                                 SECURITY FORMS

SECTION 2.1       Form Generally.

      The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code"), or any applicable securities laws, or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. All Securities shall be in fully registered form.

      The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.3.

      Conversion notices shall be in substantially the form set forth in Section 2.4.

      Repurchase notices shall be substantially in the form set forth in Section 2.2.

      The Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange (including on steel engraved borders if so required by any securities exchange upon which the Securities may be listed) on which the Securities may be quoted or listed, as the case may be, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

      Upon their original issuance, Securities issued as contemplated by the Purchase Agreement to Qualified Institutional Buyers in reliance on Rule 144A shall be issued in the form of one or more Global Securities in definitive, fully registered form without interest coupons and bearing the Restricted Securities Legend. Each such Global Security shall be registered in the name of DTC, as Depositary, or its nominee, and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Each such Global Security, together with its Successor Securities which are Global Securities, are collectively herein called the "Restricted Global Security."

SECTION 2.2 Form of Security.

                                 [FORM OF FACE]

         [THE FOLLOWING LEGEND (THE "RESTRICTED SECURITIES LEGEND") SHALL APPEAR ON THE FACE OF EACH RESTRICTED SECURITY:

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH
(V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITIES EXCEPT AS PERMITTED BY THE SECURITIES ACT.

THIS SECURITY, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION, AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON

RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION HEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY AND SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY AND ANY SUCH SHARES TO HAVE AGREED TO SUCH AMENDMENT OR SUPPLEMENT.]

      [THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY FOR WHICH THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                             COLLEGIATE PACIFIC INC.

               5.75% CONVERTIBLE SENIOR SUBORDINATED NOTE DUE 2009

No. _________________                                           $_______________

CUSIP NO.  [__________]

      COLLEGIATE PACIFIC INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of ________ United States Dollars (U.S.$______ ) (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed U.S.$50,000,000) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture) on December 1, 2009 and to pay interest thereon, from November 26, 2004, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year (each, an "Interest Payment Date"), commencing June 1, 2005, at the rate of 5.75% per annum, until the principal hereof is paid, and at the rate of 5.75% per annum on any overdue principal and premium, if any, including the Make Whole Premium, if applicable, and, to the extent permitted by law, on any overdue interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any). Interest and Additional Interest, if any, will be computed on the basis of a 360-day year composed of twelve 30-day months and, in the case of an incomplete month, the actual number of days elapsed. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at any office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such lawful monies of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, by United States Dollar check drawn on, or wire transfer to, a United States Dollar account maintained in The City of New York (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S.$2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date). Payment of interest on this Security may be made by United States Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account maintained in The City of New York (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S.$2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date).

      Except as specifically provided herein or in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

                                             COLLEGIATE PACIFIC INC.

                                             By:  ______________________________
                                                  Name:
                                                  Title:

Attest:

By: _______________________________
    Name:
    Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By: __________________________________________
Authorized Signatory

                                [FORM OF REVERSE]

      This Security is one of a duly authorized issue of securities of the Company designated as its "5.75% Convertible Senior Subordinated Notes due 2009" (herein called the "Securities"), limited in aggregate principal amount to U.S.$50,000,000, issued and to be issued under an Indenture, dated as of November 26, 2004 (herein called the "Indenture"), between the Company and THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, at the Corporate Trust Office of the Trustee. The Trustee upon such surrender by the Holder will issue the new Securities in the requested denominations.

      No sinking fund is provided for the Securities.

      Prior to December 31, 2005, the Securities shall not be redeemable. On or after December 31, 2005 the Company may redeem the Securities if the Closing Price Per Share of the Common Stock exceeds 150% of the Conversion Price then in effect for least 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day before the date of mailing of the notice of redemption as set forth in Section 11.5 of the Indenture for cash in whole, or from time to time in part (which must be equal to U.S.$1,000 or any integral multiple thereof), at a Redemption Price equal to U.S.$1,000 per U.S.$1,000 aggregate principal amount of the Securities being redeemed, plus accrued and unpaid interest (including Additional Interest, if any) to, but excluding, the Redemption Date. The Company will make an additional payment in cash, due and payable on the Redemption Date, with respect to the Securities having a Redemption Date on or before December 10, 2007 in an amount equal to U.S.$172.50 per U.S.$1,000 aggregate principal amount of Securities, less the amount of any interest actually paid on the Securities prior to the Redemption Date (the "Interest Make Whole Payment"). The Company will be obligated to make the Interest Make Whole Payment on all Securities having a Redemption Date on or before December 10, 2007, including Securities surrendered for conversion after notice of redemption and prior to the Redemption Date. Interest installments on Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Redemption Price payable in respect of such Security to the extent that such Redemption Price is, was or would be so payable at such time, and express mention of the Redemption Price in any provision of this Security shall not be construed as excluding the Redemption Price so payable in those provisions of this Security when such express mention is not made. Whenever in this Security there is a reference, in any context, to the payment of interest on, or in respect of, any Security as of any time, such reference shall be deemed to include reference to the Interest Make Whole Payment, if any, payable in respect of such Security to the extent that such Interest Make Whole Payment, if any, is, was or would be so payable at such time, and express mention of the Interest Make Whole Payment, if any, in any provision of this Security shall not be construed as excluding the Interest Make Whole Payment, if any, so payable in those provisions of this Security when such express mention is not made.

      In the event of a redemption of the Securities, the Company will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

      In any case where the due date for the payment of the principal of, premium, if any, Make Whole Premium, if applicable, interest, including Additional Interest, if any, or Interest Make Whole Payment, if any, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day, at any Place of Payment or Place of Conversion as the case may be, then payment of principal, premium, if any, Make Whole Premium, if applicable, interest, including Additional Interest, if any, or Interest Make Whole Payment, if any, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and if the payment is made on such next succeeding Business Day no interest shall accrue on the amount so payable for the period after such due date.

      Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on the date of Maturity, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security or such portion hereof, then in respect of this Security until, but (unless the Company defaults in making any payment due upon redemption or repurchase, as the case may be, in which case the right will terminate at the close of business on the date such default is cured and the Security is redeemed or repurchased, as the case may be) not after, the close of business on the Business Day immediately preceding the Redemption Date or the Repurchase Date, as the case may be, to convert this Security (or any portion of the aggregate principal amount hereof that is an integral multiple of U.S.$1,000, provided that the unconverted portion of such aggregate principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate equal to 68.2594 shares for each U.S.$1,000 aggregate principal amount of this Security surrendered for conversion (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the Record Date Period (except if this Security or portion thereof has been called for redemption or if a Fundamental Change has occurred and an offer to repurchase the Securities is pending), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the aggregate principal amount of this Security then being converted, and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a "Conversion Agent"). The interest that is payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) that is surrendered for conversion during the Record Date Period shall be paid to the Holder of such Security as of such Regular Record Date in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. Subject to the provisions of the preceding sentence and the next paragraph and, in the case of a conversion during the Regular Record Period, to the right of the Holder of this Security (or any Predecessor Security of record as of such Regular Record Date) to receive the related installment of interest to the extent and under the circumstances provided in the Indenture, no cash payment or adjustment is to be made on conversion for interest accrued hereon from the Interest Payment Date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the aggregate principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of the Common Stock) or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock is not a Constituent Person or an Affiliate of a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares). No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least one percent of such rate, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

      If Securities are surrendered for conversion after notice of redemption and prior to the Redemption Date (and such Redemption Date is on or before December 10, 2007), the Company will be obligated to pay the Interest Make Whole Payment on such Securities surrendered for conversion during such period as provided in the Indenture, in addition to the shares of Common Stock deliverable upon conversion of the Securities.

      In the event of a Fundamental Change which constitutes a Cash Buy-Out, if a holder surrenders its Securities (or any portion thereof) for conversion after receipt of a Company Notice relating to such Fundamental Change and prior to the Repurchase Date, the Company will pay the Make Whole Premium to such holder as provided in the Indenture, in addition to the shares of Common Stock deliverable upon conversion of the Securities.

      If this Security is a Registrable Security (as defined in the Indenture), then the Holder of this Security (including any Person that has a beneficial interest in this Security) and the Common Stock of the Company issuable upon conversion hereof is entitled to the benefits of a Registration Rights Agreement, dated as of November 26, 2004, executed by the Company (the "Registration Rights Agreement").

      In accordance with the terms of the Registration Rights Agreement, during any period in which an Event of Default (as defined in the Registration Rights Agreement) (each, a "Registration Default") has occurred and is continuing, the Company will pay Additional Interest from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Additional Interest will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date, as applicable, in respect of the Registrable Securities following the date on which such Additional Interest begins to accrue, and will accrue at a rate per annum equal to one-quarter of one percent (0.25%) of the aggregate principal amount of the Registrable Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In no event shall the Company be required to pay Additional Interest in excess of the applicable maximum rate per annum of one-half of one percent (0.50%) set forth above regardless of whether one or multiple Registration Defaults exist.

      Whenever in this Security there is a reference, in any context, to the payment of interest on, or in respect of, any Security as of any time, such reference shall be deemed to include reference to Additional Interest, as described in the preceding paragraph, if any, payable in respect of such Security to the extent that such Additional Interest, if any, is, was or would be so payable at such time, and express mention of Additional Interest, if any, in any provision of this Security shall not be construed as excluding Additional Interest, if any, so payable in those provisions of this Security when such express mention is not made.

      If this Security is a Registrable Security and the Holder of this Security (including any Person that has a beneficial interest in this Security) elects to sell this Security pursuant to the Shelf Registration Statement then, by its acceptance hereof, such Holder of this Security agrees to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.

      If a Fundamental Change occurs, the Holder of this Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the aggregate principal amount hereof that is at least U.S.$1,000 or an integral multiple of U.S.$1,000 in excess thereof, provided that the portion of the aggregate principal amount of this Security to be Outstanding after such repurchase is at least equal to U.S.$1,000) for cash at a Repurchase Price equal to 100% of the aggregate principal amount thereof plus interest accrued to the Repurchase Date, and the Make Whole Premium, if applicable, as provided in the Indenture. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price so payable in those provisions of this Security when such express mention is not made. Whenever in this Security there is a reference, in any context, to the payment of premium on, or in respect of, any Security as of any time, such reference shall be deemed to include reference to the Make Whole Premium, if applicable, payable in respect of such Security to the extent that such Make Whole Premium, if applicable, is, was or would be so payable at such time, and express mention of the Make Whole Premium, if applicable, in any provision of this Security shall not be construed as excluding the Make Whole Premium, if applicable, so payable in those provisions of this Security when such express mention is not made.

      In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.

      The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

      If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration and any premium thereon, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration and any premium thereon, and (ii) of interest on any overdue principal and, to the extent permitted by applicable law, overdue interest and premium, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least 66 2/3% in aggregate principal amount of the Outstanding Securities represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security or such other Security. Certain modifications or amendments to the Indenture require the consent of the Holder of each Outstanding Security affected.

      As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee security or indemnity reasonably satisfactory to the Trustee and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of security or indemnity (or if requested, receipt of security or indemnity). The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium if any, including the Make Whole Premium, if applicable, or interest (including Additional Interest and the Interest Make Whole Payment, if any) hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair (without the consent of the Holder hereof) the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, including the Make Whole Premium, if applicable, and interest (including Additional Interest and the Interest Make Whole Payment, if any) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Security Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, any Agent and any agent of the Company, the Trustee or any Agent may treat the Person in whose name such Security is registered as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any Agent or other such agent shall be affected by notice to the contrary.

      No recourse for the payment of the principal (and premium, if any) or interest on this Security and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released by the Holder hereof.

      THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     as tenant in common                         UNIF GIFT MIN ACT      ____ Custodian ____
TEN ENT     as tenants by the entireties (Cust)                                (Cust)         (Minor)
JT TEN      as joint tenants with right of                                     under Uniform Gifts to
            survivorship and not as tenants in common                          Minors Act _____
                                                                                      (State)

      Additional abbreviations may also be used though not in the above list.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

      (1) Pursuant to Section 14.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

      (2) The undersigned hereby directs the Trustee or the Company to pay it or ______________ an amount in cash equal to 100% of the aggregate principal amount to be repurchased (as set forth below), the Make Whole Premium, if applicable, plus interest and Additional Interest, if any, accrued to, but excluding, the Repurchase Date, as provided in the Indenture.

Dated:

_______________________________

_______________________________
Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

_______________________________
Signature Guaranteed

Principal amount to be repurchased (at least
U.S.$1,000 or an integral multiple of $1,000 in excess thereof): ___________________

Remaining aggregate principal amount following such repurchase (not less than U.S.$1,000):

_______________________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

SECTION 2.3 Form of Certificate of Authentication .

      The Trustee's certificate of authentication shall be in substantially the following form:

      This is one of the Securities referred to in the within-mentioned
Indenture.

Dated: _______________________________

                                    THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

                                    By:_____________________Authorized Signatory

SECTION 2.4 Form of Conversion Notice.

                                CONVERSION NOTICE

      The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the aggregate principal amount hereof (which is U.S.$1,000 or an integral multiple of U.S.$1,000 in excess thereof, provided that the unconverted portion of such aggregate principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted aggregate principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated: _______________________________          _______________________________
                                                Signature(s)

If shares or Securities are to be
registered in the name of a Person
other than the Holder, please print
such Person's name and address:

_______________________________
(Name)

_______________________________

_______________________________
(Address)

_______________________________
Social Security or other Identification
Number, if any

_______________________________
[Signature Guaranteed]

If only a portion of the Securities is to be converted, please indicate:

1.    Principal amount to be converted: U.S.$ ___________

2. Principal amount and denomination of Securities representing unconverted aggregate principal amount to be issued:

      Amount: U.S.$___________           Denominations: U.S.$____________

(U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof, provided that the unconverted portion of such aggregate principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof)

SECTION 2.5 Form of Assignment.

      For value received ________________ hereby sell(s), assign(s) and transfer(s) unto ________________ (Please insert social security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints ____________________as attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated: _______________________________           _______________________________

                                                 _______________________________
                                                 Signature(s)

                                                 Signature(s) must be
                                                 guaranteed by an Eligible
                                                 Guarantor Institution with
                                                 membership in an approved
                                                 signature guarantee program
                                                 pursuant to Rule 17Ad - 15
                                                 under the Securities Exchange
                                                 Act of 1934.

                                                 _______________________________
                                                 Signature Guaranteed

                                  ARTICLE III
                                 THE SECURITIES

SECTION 3.1 Title and Terms.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$40,000,000 and shall be increased to the extent the Initial Purchaser exercises its option to purchase up to an additional U.S.$10,000,000 such that the total aggregate principal amount of Securities which may be authenticated and delivered under this Indenture shall not exceed U.S.$50,000,000 of Securities from the Company, except for Securities authenticated and delivered pursuant to Section 3.4, 3.5, 3.6, 8.5, 12.2 or 14.2(5) in exchange for, or in lieu of, other Securities previously authenticated and delivered under this Indenture.

      (1) The Securities shall be known and designated as the "5.75% Convertible Senior Subordinated Notes due 2009" of the Company. The Stated Maturity with respect to the principal of the Securities shall be December 1, 2009 and they shall bear interest on their aggregate principal amount from November 26, 2004, payable semi-annually in arrears on June 1 and December 1 in each year, commencing June 1, 2005, at the rate of 5.75% per annum until the principal thereof is due and at the rate of 5.75% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on a Business Day as provided in Section 1.12.

      The principal of, premium, if any, and interest (including Additional Interest, if any) on the Securities shall be payable as provided in the form of Securities set forth in Section 2.2, and the Repurchase Price, and the Make Whole Premium, if applicable, and the Redemption Price, and the Interest Make Whole Payment, if any, shall be payable at such places in the Borough of Manhattan, The City of New York, as are identified in the Company Notice given pursuant to Section 11.5 or Section 14.2, as appropriate (each location of any Paying Agent in the Borough of Manhattan, The City of New York, is being herein called a "Place of Payment").

      The Registrable Securities are entitled to the benefits of the Registration Rights Agreement and in the form of Security set forth in Section
2.2. The Securities are entitled to the payment of Additional Interest as provided in the Registration Rights Agreement and in the form of Security set forth in Section 2.2. Whenever in this Indenture there is a reference, in any context, to the payment of interest on, or in respect of, any Security as of any time, such reference shall be deemed to include reference to Additional Interest, if any, payable in respect of such Security to the extent that such Additional Interest, if any, is, was or would be so payable at such time, and express mention of Additional Interest, if any, in any provision of this Indenture shall not be construed as excluding Additional Interest, if any, so payable in those provisions of this Indenture when such express mention is not made.

      The Securities shall be redeemable at the option of the Company at any time on or after December 31, 2005, in whole or in part, subject to the conditions and as otherwise provided in Article XI and in the form of Security set forth in Section 2.2.

      The Securities shall be convertible as provided in Article XII (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

      The Securities shall be subordinated in right of payment to Senior Debt of the Company as provided in Article XIII. The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article XIV.

SECTION 3.2 Denominations.

      The Securities shall be issuable only in registered form, without coupons, in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof.

SECTION 3.3 Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President, one of its Executive Vice Presidents, one of its Senior Vice Presidents or one of its Vice Presidents, and attested by its Chief Financial Officer, Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

      Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.4 Global Securities; Non-global Securities; Book-entry Provisions.

      (1) Global Securities

            (i) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (ii) Except for exchanges of Global Securities for definitive, Non-global Securities at the sole discretion of the Company, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security. In such event, if a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon actual receipt by a Responsible Officer of an Officers' Certificate directing the authentication and delivery of Securities and an Opinion of Counsel with respect thereto, will authenticate and deliver pursuant to such instructions, Securities, in any authorized denominations in an aggregate principal amount equal to the aggregate principal amount of such Global Security in exchange for such Global Security.

            (iii) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation, as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 3.5, then either (A) such Global Security shall be so surrendered for exchange or cancellation, as provided in this Article III, or (B) the aggregate principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the aggregate principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 3.5(3) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article III and the Trustee may request an Officers' Certificate directing the authentication and delivery of the Securities and an Opinion of Counsel related thereto.

            (iv) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

            (v) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.

      (2) Non-global Securities. Securities issued upon the events described in
Section 3.4(l)(ii) shall be in definitive, fully registered form, without interest coupons, and shall bear the Restricted Securities Legend if and as required by this Indenture.

SECTION 3.5 Registration; Registration of Transfer and Exchange; Restrictions on Transfer. (1) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

      Subject to the other provisions of this Section 3.5, upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

      At the option of the Holder, and subject to the other provisions of this
Section 3.5, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this
Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

      No service charge shall be made to a Holder for any registration of transfer or exchange of Securities except as provided in Section 3.6, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 8.5, 12.2 or 14.2 (other than where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or therein, which shall be paid by the Company.

      In the event of a redemption of the Securities, neither the Company nor the Securities Registrar will be required (a) to register the transfer of or exchange Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer of or exchange any Security, or portion thereof, called for redemption, except for the unredeemed portion of any Securities being redeemed in part.

      (2) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.5(2) shall be made only in accordance with this Section 3.5(2).

            (i) Restricted Global Security to Restricted Non-global Security. In the event that Non-global Securities are to be issued pursuant to Section 3.4(1)(ii) in connection with any transfer of Securities, such transfer may be effected only in accordance with the provisions of this Clause (2)(i) and subject to the Applicable Procedures. Upon actual receipt by a Responsible Officer of the Trustee, as Security Registrar, of (A) a Company Order from the Company directing the Trustee, as Security Registrar, to (x) authenticate and deliver pursuant to such Order one or more Securities of the same aggregate principal amount as the beneficial interest in the Restricted Global Security to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Securities to be so issued and appropriate delivery instructions and (y) decrease the beneficial interest of a specified Agent Member's account in a Restricted Global Security by a specified aggregate principal amount not greater than the aggregate principal amount of such Restricted Global Security, and (B) such other certifications, legal opinions or other information as the Company or the Trustee may require for any reason, including to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and/or that the transfer is being made pursuant to the terms of this Indenture, then the Trustee, as Security Registrar, shall decrease the aggregate principal amount of the Restricted Global Security by the specified amount and authenticate and deliver Securities in accordance with such instructions from the Company as provided in Section 3.4(1)(iii).

            (ii) Restricted Non-global Security to Restricted Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with the provisions of this Clause (2)(ii) and subject to the Applicable Procedures. Upon actual receipt by a Responsible Officer of the Trustee, as Security Registrar, of (A) such Restricted Security as provided in Section 3.5(1) and instructions from the Company directing that a beneficial interest in the Restricted Global Security in a specified aggregate principal amount not greater than the aggregate principal amount of such Security be credited to a specified Agent Member's account, and (B) a Restricted Securities Certificate, satisfactory to the Trustee, and duly executed by such Holder or its attorney duly authorized in writing, then the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 3.5(1) and increase the aggregate principal amount of the Restricted Global Security by the specified aggregate principal amount as provided in Section 3.4(1)(iii).

            (iii) Exchanges Between Global Security and Non-global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security only as provided in Section 3.4 or only if such exchange occurs in connection with a transfer effected in accordance with Clause 2(i) above, provided that, if such interest is a beneficial interest in the Restricted Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 3.5(3)). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if such exchange occurs in connection with a transfer effected in accordance with Clause (2)(ii) above.

      (3) Securities Act Legends. All Securities issued pursuant to this Indenture, and all Successor Securities, shall bear the Restricted Securities Legend, subject to the following:

            (i) subject to the following Clauses of this Section 3.5(3), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Restricted Securities Legend borne by such Global Security for which the Security was exchanged;

            (ii) subject to the following Clauses of this Section 3.5(3), a new Security that is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Securities Legend borne by the Security for which the new Security was exchanged;

            (iii) any Securities that are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement), together with their Successor Securities shall not bear a Restricted Securities Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Securities under the Securities Act and shall notify the Trustee in writing at any time when prospectuses must be delivered with respect to Securities to be sold pursuant to such registration statement. Neither the Trustee nor any of its agents shall be liable, and the Company shall indemnify the Trustee and each such agent, for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

            (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof that bears such a legend if a Responsible Officer of the Trustee has actually received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by, or on behalf of, the Holder of such Security bearing a Restricted Securities Legend or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall at the direction of the Company in a Company Order authenticate and deliver such new Security in exchange for or in lieu of such other Security as provided in this Article III;

            (v) a new Security that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security or any portion thereof that bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company in a Company Order to such effect, shall authenticate and deliver such a new Security as provided in this Article III; and

            (vi) notwithstanding the foregoing provisions of this Section 3.5(3), a Successor Security of a Security that does not bear a Restricted Securities Legend shall not bear such legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company in a Company Order to such effect, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article III.

      (4) Any stock certificate representing shares of Common Stock issued upon conversion of the Securities shall bear the Restricted Securities Legend borne by such Securities, to the extent required by this Indenture, unless such shares of Common Stock have been sold pursuant to a registration statement that has been declared effective under the Securities Act (including the Shelf Registration Statement) (and that continues to be effective at the time of such transfer) or sold pursuant to Rule 144(k) of the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent for the Common Stock. With respect to the transfer of shares of Common Stock issued upon conversion of the Securities that are restricted hereunder, any deliveries of certificates, legal opinions or other instruments that would be required to be made to the Security Registrar in the case of a transfer of Securities, as described above, shall instead be made to the transfer agent for the Common Stock.

      (5) Neither the Trustee, the Paying Agent, the Security Registrar, the Conversion Agent or any other Agent nor any of their respective agents shall (i) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (ii) have any duty to obtain documentation on any transfers or exchanges other than as specifically and expressly required hereunder.

SECTION 3.6 Mutilated, Destroyed, Lost or Stolen Securities.

      If any mutilated Security is surrendered to the Trustee (together with such security or indemnity as may be satisfactory to the Company and the Trustee to fully protect each of them and any Agent or other agent of either of them or any Agent, from any loss, damage, liability, cost or expense which any of them may suffer or incur if the Security is replaced), the Company shall execute and, upon actual receipt by a Responsible Officer of the Trustee of a Company Request to such effect, the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and aggregate principal amount and bearing a number not contemporaneously outstanding.

      If there be delivered to the Company and to the Trustee:

      (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

      (2) such security, indemnity bond or other indemnity as may be satisfactory to the Company and the Trustee to fully protect and hold harmless each of them and any Agent or other agent of either of them or any Agent from any loss, damage, liability, cost or expense which any of them may suffer or incur, if the Security is replaced, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon actual receipt by a Responsible Officer of the Trustee of a Company Request to such effect, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and aggregate principal amount and bearing a number not contemporaneously Outstanding. If, after the delivery of such new Security, a bona fide purchaser of the original Security in lieu of which such new Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such new Security from the party to whom it was delivered or any party taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, liability, cost or expense incurred by the Company and the Trustee in connection therewith.

      In case any Security which has become, or is about to become, due and payable is submitted for repurchase or the repayment pursuant to Article XI or
Article XIV, respectively, or is about to be converted into Common Stock pursuant to Article XII shall become mutilated, destroyed, lost or stolen, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay or authorize the payment of or convert or authorize the conversion of such Security (without surrender thereof, except in the case of a mutilated Security), upon satisfaction of the conditions set forth in the preceding paragraph.

      Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security issued pursuant to this Section 3.6 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued, authenticated and delivered hereunder.

      The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7 Payment of Interest; Interest Rights Preserved.

      Subject to the last paragraph of this Section, interest, including Additional Interest, and the Interest Make Whole Payment, if any, on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest, including Additional Interest, if any, and the Interest Make Whole Payment, if any, on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a "Special Record Date" for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall promptly notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the actual receipt by a Responsible Officer of the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record

Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

      (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the provisions of this Section 3.7 and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      Interest on any Security that is converted in accordance with Section 12.2 during a Record Date Period shall be payable in accordance with the provisions of Section 12.2.

SECTION 3.8 Persons Deemed Owners.

      Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, the Securities Registrar, any Paying Agent or Conversion Agent and any other Agent, and any agent of the Company, the Trustee, the Securities Registrar, any Paying Agent or Conversion Agent or any other Agent may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, including any Make Whole Premium, if applicable, and (subject to Section 3.7) interest including any Additional Interest, if any, and the Interest Make Whole Payment, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee, the Securities Registrar, any Paying Agent or Conversion Agent nor any other Agent nor any agent of the Company, the Trustee, the Securities Registrar, any Paying Agent or Conversion Agent or any other Agent, shall be affected by notice to the contrary. No holder of any beneficial interest in any Global Security held on its behalf by a Depositary (including through its nominee) shall have any rights under this Indenture with respect to such Global Security, and such Depositary (including through its nominee) may be treated by the Company, the Trustee and each Agent and any agent of the Company or the Trustee or any Agent, as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee or any Agent or any agent of the Company or the Trustee or any Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3.9 Cancellation.

      All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Security which the Company may have acquired in any manner. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section
3.9. The Trustee shall dispose of all canceled Securities held by the Trustee in accordance with applicable law and its customary practices in effect from time to time. Upon written request of the Company actually received by a Responsible Officer of the Trustee, the Trustee shall deliver certification of the disposal of all cancelled Securities to the Company.

SECTION 3.10 Computation of Interest.

      Interest on the Securities (including any Additional Interest) shall be computed on the basis of a 360-day year of twelve 30-day months and, in the case of an incomplete month, the actual number of days elapsed.

SECTION 3.11 CUSIP Numbers.

      The Company in issuing Securities may use CUSIP numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in notices of redemption or repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP numbers.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

SECTION 4.1 Satisfaction and Discharge of Indenture.

      This Indenture shall, upon a Company Request, cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and any right to receive Additional Interest as provided in the Registration Rights Agreement and in the form of Securities set forth in Section 2.2 and the Company's obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

      (1) either

            (i) all Securities theretofore authenticated and delivered pursuant to this Indenture (other than (A) Securities which have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.6 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

            (ii) all such Securities not theretofore cancelled or delivered to the Trustee or its agent for cancellation (other than Securities referred to in clauses (A) and (B) of clause (1)(i) above)

                  (a) have become due and payable, or

                  (b) will have become due and payable at their Stated Maturity within one year, or

                  (c) are to be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (a), (b) or (c) above, has irrevocably deposited or caused to be deposited with the Trustee in trust, funds (immediately available to the Holders in the case of clause (a)) in cash sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, Make Whole Premium, if applicable, and interest (including any Additional Interest and the Interest Make Whole Payment, if any) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, (x) the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.12, the obligation of the Company to pay Additional Interest, and the right of the Trustee to resign under Section 6.9 shall survive and (y) if money shall have been deposited with the Trustee pursuant to clause (1)(ii) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3, the obligations of the Company under Section 15.1, and the obligations of the Company and the Trustee under Section 3.5 and Article XII shall survive. Funds held in trust pursuant to this Section are not subject to the provisions of
Article XIII.

SECTION 4.2 Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 and in accordance with the provisions of Article XIII shall be held in trust for the sole benefit of the Holders and not be subject to the subordination provisions of Article XIII, and such monies shall be applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent, to the Persons entitled thereto, of the principal, premium, if any, Make Whole Premium, if applicable, and interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) for whose payment such money has been deposited with the Trustee.

      All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

      The Company shall pay and indemnify the Trustee and each Agent against any tax, fee or other charge imposed or assessed against all money deposited with the Trustee pursuant to Section 4.1.

                                   ARTICLE V
                                    REMEDIES

SECTION 5.1 Events of Default.

      "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XIII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) default in the payment of the principal of or premium, if any, including the Make Whole Premium, if applicable, on any Security at its Maturity or the date when due, whether or not such payment is prohibited by the subordination provisions of the Securities or this Indenture; or

      (2) default in the payment of any interest (including Additional Interest, if any, or the Interest Make Whole Payment, if any) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of the Securities or this Indenture; or

      (3) failure by the Company to give a Company Notice in accordance with
Section 14.2; or

      (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty, a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given written notice, sent by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (5) any indebtedness under any bonds, debentures, notes or other evidences of indebtedness for money borrowed (or guarantee thereof) by the Company or any Significant Subsidiary (an "Instrument") with an aggregate principal amount in excess of U.S.$3,000,000, whether such indebtedness now exists or shall hereafter be created, is not paid when due (either at its stated maturity or upon acceleration thereof), and such indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 30 days after there has been given written notice, sent by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

      (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of either, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

      (7) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either, or the filing by either of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by either to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of either, or the making by either of an assignment for the benefit of creditors, or the admission by either in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action.

SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default (other than an Event of Default specified in Section 5.1(6) or 5.1(7) with respect to the Company) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may, subject to the provisions of Article XIII, declare the principal of, premium, if any, including the Make Whole Premium, if applicable, and accrued and unpaid interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal, premium, if any, including the Make Whole Premium, if applicable, and accrued and unpaid interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(6) or 5.1(7) with respect to the Company occurs, the principal of, premium, if any, including the Make Whole Premium, if applicable, and accrued and unpaid interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on, all the Securities shall, subject to the provisions of
Article XIII, ipso facto become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

      At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may, on behalf of all Holders, rescind and annul such declaration and its consequences if:

      (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

            (i) all overdue interest on all Securities,

            (ii) the principal of and premium, if any, including the Make Whole Premium, if applicable, on any Securities that have become due otherwise than by such declaration of acceleration and any interest, including Additional Interest, if any, and the Interest Make Whole Payment, if any, thereon at the rate borne by the Securities,

            (iii) to the extent permitted by applicable law, interest upon overdue interest at a rate of 5.75% per annum, and

            (iv) all sums paid or advanced by the Trustee or any Agent hereunder and the reasonable compensation, expenses, disbursements and advances of each of the Trustee and such Agents and their respective agents and counsel;

      (2) all Events of Default, other than the nonpayment of the principal of and any premium, including the Make Whole Premium, if applicable, and interest, including Additional Interest, if any, and the Interest Make Whole Payment, if any, on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13; and

      (3) such rescission and annulment would not conflict with any judgment or decree issued in appropriate judicial proceedings regarding the payment by the Trustee to the Holders of the amounts referred to in 5.2(1).

      No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company covenants that if:

      (1) default is made in the payment of any interest (including any Additional Interest, if any, or the Interest Make Whole Payment, if any), on any Security when it becomes due and payable and such default continues for a period of 30 days, or

      (2) default is made in the payment of the principal of or premium, if any, or Make Whole Premium, if applicable, on any Security at the Maturity thereof,

the Company will, upon written demand of the Trustee but subject to the provisions of Article XIII, pay to the Trustee, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal and premium, if any, including the Make Whole Premium, if applicable, and interest (including any Additional Interest, if any, and the Interest Make Whole Payment, if any) and interest on any overdue principal and premium, if any, including the Make Whole Premium, if applicable, and, to the extent permitted by applicable law, on any overdue interest (including any Additional Interest, if any, or the Interest Make Whole Payment, if any), at a rate of 5.75% per annum, and in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4 Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

      (1) to file a proof of claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable, and to take any and all actions authorized under the Trust Indenture Act, in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

      (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 5.5 Trustee May Enforce Claims Without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

SECTION 5.6 Application of Money Collected.

      Subject to Article XIII, any money or property collected or to be applied by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      FIRST: To the payment of all amounts due the Trustee under Section 6.7;

      SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any, including the Make Whole Premium, if applicable, or accrued and unpaid interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, including the Make Whole Premium, if applicable, and accrued and unpaid interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any), respectively;

      THIRD: To such other Person or Persons, if any, to the extent entitled thereto; and

      FOURTH: Any remaining amounts shall be repaid to the Company.

      The Trustee shall notify the Company in writing of the payment date or dates fixed by the Trustee pursuant to this Section.

SECTION 5.7 Limitation on Suits.

      Subject to Section 5.8 below, no Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

      (1) such Holder has previously given written notice to the Trustee of an Event of Default and such Event of Default is continuing at the time of such institution;

      (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee, and if requested, shall have provided to the Trustee, security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its actual receipt by a Responsible Officer of such notice under Section 5.7(1), request under 5.7(2) and offer of security or indemnity (or if requested, actual receipt of security or indemnity) under Section 5.7(3) has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

      Notwithstanding any other provision in this Indenture, but subject to the provisions of Article XIII, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, including the Make Whole Premium, if applicable, and (subject to Section 3.7) interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article XII, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9 Restoration of Rights and Remedies.

      If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10 Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter

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

existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11 Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities as the case may be.

SECTION 5.12 Control by Holders of Securities.

      Subject to Section 6.3, the Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

      (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

      (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

      (3) the Trustee need not take any action that might involve it in personal liability or be unjustly prejudicial to the Holders of Securities not consenting or that it in good faith believes would otherwise be contrary to applicable law.

SECTION 5.13 Waiver of Past Defaults.

      The Holders, either (i) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (A) in the payment of the principal of, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on any Security, or (B) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

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

SECTION 5.14 Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee or otherwise, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on any Security on or after the respective Stated Maturity or Maturities or such other dates when due as expressed herein or in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article XII.

SECTION 5.15 Waiver of Stay, Usury or Extension Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede by reason of any such law the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI
                                   THE TRUSTEE

SECTION 6.1 Certain Duties and Responsibilities.

      (1) Except during the continuance of an Event of Default,

            (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to

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

be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture, but not to confirm or investigate the accuracy of mathematical calculations or otherwise verify or investigate the facts stated therein or the contents thereof.

      (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

      (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (i) this paragraph (3) shall not be construed to limit the effect of paragraph (1) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

            (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if a Responsible Officer of the Trustee shall not have actually received security or indemnity satisfactory to the Trustee against any such risk, claim, loss, liability, damage, cost or expense.

      (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

SECTION 6.2 Notice of Defaults.

      Within 90 days after the occurrence of any default hereunder as to which a Responsible Officer of the Trustee has actually received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in
Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust

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

committee of directors or any Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(4), no such notice to Holders of Securities shall be given until at least 60 days after the occurrence thereof or, if applicable, the cure period specified therein. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3 Certain Rights of Trustee.

      Subject to the provisions of Section 6.1:

      (1) the Trustee may conclusively rely, and shall be protected in acting or refraining from acting, upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, in each case whether in original or facsimile form (collectively, the "Documents") believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Trustee need not investigate any fact or matter stated in such Documents;

      (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (except that a Company Order shall be required for authentication and delivery of any Security as provided in Section 3.3) and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

      (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be the one specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate or Opinion of Counsel;

      (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered, and, if requested by the Trustee, delivered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the risks, claims, losses, liabilities, damages, costs and expenses which might be incurred by it in compliance with such request or direction;

      (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such

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

facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability by reason of such inquiry or investigation;

      (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and shall not be responsible for the supervision of officers or employees of any of such agents or attorneys;

      (8) the Company shall deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate shall be signed by any Person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded;

      (9) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

      (10) the Trustee shall not be deemed to have notice or actual knowledge of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or Event of Default is actually received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee and such notice references the Securities and this Indenture;

      (11) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Agent and each other agent, custodian and other Person employed to act hereunder; and without limiting the foregoing, the Trustee shall be entitled to the rights and protections afforded to the Trustee pursuant to this Article in acting as a Paying Agent, Conversion Agent, Security Registrar or Calculation Agent hereunder; and

      (12) neither the Trustee or any Agent, nor any agent of any such Person, will have any responsibility for any action taken or not taken by the Depositary.

SECTION 6.4 Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Agent, assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or of the Common Stock issuable upon the conversion of the Securities. Neither of the Trustee nor any Agent, nor any agent of the Trustee

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

or any Agent, shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5 May Hold Securities, Act as Trustee under Other Indentures.

      The Trustee, the Securities Registrar, any Authenticating Agent, any Paying Agent, any Conversion Agent, any other Agent, or any other agent of the Company, the Trustee, in its individual or any other capacity, or any Agent, or any of their respective Affiliates, may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee, Securities Registrar, Authenticating Agent, Paying Agent, Conversion Agent or other Agent, or any such other agent or Affiliate.

      The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

SECTION 6.6 Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.7 Compensation and Reimbursement.

      The Company agrees:

      (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for its acceptance of this Indenture and for all services rendered by it hereunder in its various capacities (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee (including costs and expenses of enforcing this Indenture and defending itself against any claim (whether asserted by the Company, any Holder of Securities or any other Person) or liability in connection with the exercise of any of its powers or duties hereunder) in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence or bad faith; and

      (3) to fully indemnify each of the Trustee, any Agent and any predecessor of the same (and each of their respective directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability claim, damage, cost or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs, expenses and attorneys' fees and expenses of defending itself against any

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

claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      The Trustee shall have prior to the Securities a lien on and claim to all money or property held, collected or controlled by the Trustee to secure the Company's payment obligations in Section 6.7 and the performance by the Company of its other obligations to the Trustee, in each of its capacities, under this Indenture, except that held in trust to pay principal and interest (including Additional Interest) on the Securities.

      Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(6) or Section 5.1(7), the expenses (including the charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

      The provisions of this Section shall survive the termination or satisfaction and discharge of this Indenture or the payment in full of the Securities or the earlier resignation or removal of the Trustee.

SECTION 6.8 Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having (or be part of a holding company group with) a combined capital and surplus of at least U.S.$50,000,000, subject to supervision or examination by federal or state authority, and in good standing. The Trustee or an Affiliate of the Trustee shall maintain an established place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an obligor upon the Securities or an Affiliate of any obligor thereon. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.

SECTION 6.9 Resignation and Removal; Appointment of Successor.

      (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

      (2) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning

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

Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (3) The Trustee may be removed at any time by an Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (4) If at any time:

            (i) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

            (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (6) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

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SECTION 6.10 Acceptance of Appointment by Successor.

      Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments to more fully and with more certainty vest in and confirm to such successor Trustee all such rights, powers and trusts.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.12 Authenticating Agents.

      The Trustee may, upon notice to the Company, appoint an "Authenticating Agent" or Agents reasonably acceptable to the Company with respect to the Securities, which Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

      Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance not to be unreasonably withheld by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State

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

thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent (including the authenticating agency contemplated by this Indenture), shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon actual receipt by a Responsible Officer of the Trustee of such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance not to be unreasonably withheld by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

      If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities referred to in the within-mentioned
Indenture.

                                      THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

                                      By:_______________________________________
                                      As Authenticating Agent

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

                                      By:_______________________________________
                                      Authorized Signatory

SECTION 6.13 Disqualification; Conflicting Interests.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.14 Preferential Collection of Claims Against Company.

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                  ARTICLE VII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 7.1 Company May Consolidate, Etc. Only on Certain Terms.

      The Company shall not consolidate with or merge into any other Person or convey, transfer, sell or lease all its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company unless:

      (1) the Person formed by such consolidation or into or with which the Company is merged or the Person to which the properties and assets of the Company are so conveyed, transferred, sold or leased shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and, if other than the Company, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, including the Make Whole Premium, if applicable, and interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on all of the Securities as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article XII;

      (2) immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 8.3.

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SECTION 7.2 Successor Substituted.

      Upon any consolidation of the Company with, or merger of the Company into any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with Section 7.1, the successor Person formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE VIII
                             SUPPLEMENTAL INDENTURES

SECTION 8.1 Supplemental Indentures Without Consent of Holders of Securities.

      Without the consent of any Holders of Securities the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

      (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by Article VII of this Indenture; or

      (2) to add to the covenants of the Company and Events of Default for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Company; or

      (3) to secure the Securities; or

      (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11 or to make provision with respect to the repurchase rights of Holders of Securities pursuant to Section 14.4; or

      (5) to make any changes or modifications to this Indenture necessary in connection with the registration of any Registrable Securities under the Securities Act as contemplated by the Registration Rights Agreement, provided such action pursuant to this clause (5) shall not adversely affect the interests of the Holders of Securities; or

      (6) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

      (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

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      (8) subject to Section 13.12, to make any change in Article XIII that would limit or terminate the benefits available to any holder of Senior Debt under such Article; or

      (9) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein or that is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, provided such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities in any material respect.

      Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon actual receipt by a Responsible Officer of the Trustee of the documents described in
Section 8.3 hereof, the Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained.

SECTION 8.2 Supplemental Indentures with Consent of Holders of Securities.

      With either (i) the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least 66 2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby,

      (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the aggregate principal amount of, or the premium, if any, including the Make Whole Premium, if applicable, or the rate of interest payable thereon, or reduce the amount payable upon a redemption, including the Interest Make Whole Payment, if any, or mandatory repurchase, or reduce the amount payable upon acceleration of the Maturity of the Securities, or change the place or currency of payment of the principal of, premium, if any, or interest on any Security (including any payment of Additional Interest or Redemption Price, Interest Make Whole Payment, if any, Repurchase Price or Make Whole Premium, if applicable, in respect of such Security) or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date or Repurchase Date, as the case may
be) or, except as permitted by Section 12.11, adversely affect the right of Holders to convert any Security as provided in Article XII; or

      (2) reduce the requirements of Section 9.4 for quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Securities the consent of whose Holders is required

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by for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

      (3) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, pursuant to Section 10.2; or

      (4) modify any of the provisions of this Section or Section 5.13, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

      (5) modify the provisions of Article XIV in a manner adverse to the Holders; or

      (6) modify the provisions of Section 11.1 in a manner adverse to the Holders.

      It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 8.3 Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 8.4 Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder appertaining thereto shall be bound thereby.

SECTION 8.5 Reference in Securities to Supplemental Indentures.

      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved

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by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 8.6 Notice of Supplemental Indentures.

      Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE IX
                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 9.1 Purposes for Which Meetings May Be Called.

      A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

SECTION 9.2 Call, Notice and Place of Meetings.

      (1) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

      (2) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 9.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 21 days after its actual receipt by a Responsible Officer of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (1) of this Section.

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SECTION 9.3 Persons Entitled to Vote at Meetings.

      To be entitled to vote at any meeting of Holders of Securities, a Person shall be (i) a Holder of one or more Outstanding Securities, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives or agents of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 9.4 Quorum; Action.

      The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given by the Company as provided in Section 9.2(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Outstanding Securities that shall constitute a quorum.

      Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

      At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2 and except to the extent Section 5.12 requires a different vote) shall be effectively passed and decided if passed or decided by the lesser of (i) the Holders of not less than a majority in aggregate principal amount of Outstanding Securities and (ii) the Persons entitled to vote not less than 66 2/3% in aggregate principal amount of Outstanding Securities represented and entitled to vote at such meeting.

      Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities whether or not present or represented at the meeting. The Trustee shall, pursuant to a Company Order setting forth the action taken, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.6.

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SECTION 9.5 Determination of Voting Rights; Conduct and Adjournment of Meetings.

      (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the Person executing the proxy guaranteed by any bank, broker or other eligible institution participating in a recognized medallion signature guarantee program. Neither the Trustee nor any of its agents shall be liable, and the Company shall indemnify the Trustee and each such agent, for any action taken or omitted to be taken by it in good faith in connection with any such meeting.

      (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 9.2(2), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at the meeting.

      (3) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S.$1,000 aggregate principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

      (4) Any meeting of Holders of Securities duly called pursuant to Section
9.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION 9.6 Counting Votes and Recording Action of Meetings.

      The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the aggregate principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot

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taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.2 and, if applicable, Section 9.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE X
                                   COVENANTS

SECTION 10.1 Payment of Principal, Premium and Interest.

      The Company covenants and agrees that it will duly and punctually pay the principal of and premium, if any, including the Make Whole Premium, if applicable, and interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee or its nominee, no later than 10:00 a.m. (New York City time) on the date of the Stated Maturity of any Security or no later than 10:00 a.m. (New York City time) on the due date for any installment of interest (subject to the requirements of Section 3.7 with respect to Defaulted Interest), all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.

SECTION 10.2 Maintenance of Offices or Agencies.

      The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office or agency of the Trustee in the Borough of Manhattan, The City of New York located at the address specified in the last paragraph of this Section 10.2.

      The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of, premium, if any, and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.3, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment and conversion, which shall initially be at the office of the Trustee, located at the address specified in the last paragraph of this Section 10.2, where Securities may be surrendered for registration of transfer or

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exchange and where notices and demands to or upon the Company in respect of the
Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with
Section 1.6, of the appointment or termination of any such agents and of the location, and any change in the location, in each case, in the Borough of Manhattan, The City of New York, of any such office or agency.

      The Company hereby initially designates the Trustee as Paying Agent, Security Registrar and Conversion Agent, and the office or agency of the Trustee in the Borough of Manhattan, The City of New York, located at 101 Barclay Street, New York, New York 10286, attention: Corporate Trust, as one such office or agency of the Company for each of the aforesaid purposes.

SECTION 10.3 Money for Security Payments to Be Held in Trust.

      If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents, it will, no later than 10:00 a.m. (New York City time) on each due date of the principal of, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on any Securities, deposit with the Trustee a sum in funds immediately payable on the payment date sufficient to pay the principal, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

      The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

      (1) hold all sums held by it for the payment of the principal of, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

      (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, Make Whole Premium, if

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applicable, or interest (including Additional Interest, if any, and the Interest
Make Whole Payment, if any); and

      (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on any Security and remaining unclaimed for two years after such principal, premium, if any, Make Whole Premium, if applicable, or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 10.4 Existence.

      Subject to Article VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.5 Payment of Taxes and Other Claims.

      The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Subsidiary, and (iii) all stamps and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Securities or with respect to this Indenture; provided, however, that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact

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on the Company and its Subsidiaries, taken as a whole, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.6 Statement by Officers as to Default.

      The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not, to the best knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

      The Company will deliver to the Trustee, forthwith upon becoming aware of any default or any Event of Default under the Indenture, an Officers' Certificate specifying with particularity the details of such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

      Any notice required to be given under this Section 10.6 shall be delivered to the Trustee at its Corporate Trust Office.

SECTION 10.7 Limitation On Incurring Senior Subordinated Indebtedness.

      The Company will not, directly or indirectly, Incur, or suffer to exist, any indebtedness that by its terms would expressly rank senior in right of payment to the Securities and subordinate in right of payment to any of its Senior Debt.

SECTION 10.8 Delivery of Certain Information.

      At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of shares of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of (i) the Issue Date, (ii) the date such a security (or any such predecessor security) was last acquired from the Company or (iii) the date such a security (or any such predecessor security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

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SECTION 10.9 Waiver of Certain Covenants.

      The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.4 (other than with respect to the existence of the Company (subject to Article VII)), and 10.5, inclusive (other than a covenant or condition which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security affected), if before the time for such compliance the Holders shall, through (i) the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities or (ii) the adoption of a resolution at a meeting of Holders of the Outstanding Securities at which a quorum is present by the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.

SECTION 10.10 Additional Interest.

      If Additional Interest is payable under the Registration Rights Agreement, the Company shall deliver to the Trustee an Officers' Certificate to that effect stating (i) the amount of Additional Interest that is payable and (ii) the date on which Additional Interest is due and payable, as specified in the Registration Rights Agreement. Unless and until a Responsible Officer of the Trustee actually receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no Additional Interest is due or payable. If Additional Interest has been paid by the Company directly to the persons entitled to it, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

SECTION 11.1 Right of Redemption.

      Prior to December 31, 2005, the Securities shall not be redeemable. On or after December 31, 2005 the Company may redeem the Securities if the Closing Price Per Share of the Common Stock exceeds 150% of the Conversion Price then in effect for least 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day before the date of mailing of the notice of redemption as set forth in Section 11.5 hereof for cash in whole, or from time to time in part (which must be equal to U.S.$1,000 or any integral multiple thereof), at a Redemption Price equal to U.S.$1,000 per U.S.$1,000 aggregate principal amount of the Securities being redeemed, plus accrued and unpaid interest (including Additional Interest, if any) to, but excluding, the Redemption Date. The Company will make an additional payment in cash, which is due and payable on the Redemption Date, with respect to the Securities having a Redemption Date on or before December 10, 2007 in an amount equal to U.S.$172.50 per U.S.$1,000 aggregate principal amount of Securities, less the amount of any interest actually paid on the Securities prior to the Redemption Date (the "Interest Make Whole Payment"). The Company will be obligated to

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make the Interest Make Whole Payment on all Securities having a Redemption Date on or before December 10, 2007, including Securities surrendered for conversion after notice of redemption and prior to the Redemption Date. Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(1) and 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Redemption Price payable in respect of such Security to the extent that such Redemption Price is, was or would be so payable at such time, and express mention of the Redemption Price in any provision of this Indenture shall not be construed as excluding the Redemption Price in those provisions of this Indenture when such express mention is not made. Whenever in this Indenture there is a reference, in any context, to the payment of interest on, or in respect of, any Security as of any time, such reference shall be deemed to include reference to the Interest Make Whole Payment, if any, payable in respect of such Security to the extent that such Interest Make Whole Payment, if any, is, was or would be so payable at such time, and express mention of the Interest Make Whole Payment, if any, in any provision of this Indenture shall not be construed as excluding the Interest Make Whole Payment, if any, so payable in those provisions of this Indenture when such express mention is not made.

      Interest installments on Securities whose Stated Maturity is on or prior to a Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates.

      Securities or portions of the Securities called for redemption shall be convertible by the Holder in accordance with the provisions of Article XII until the close of business on the Business Day prior to the Redemption Date.

SECTION 11.2 Applicability of Article.

      Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article XI.

SECTION 11.3 Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. Subject to Section 11.5, in case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 30 days but no more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date.

SECTION 11.4 Selection by Trustee of Securities to Be Redeemed.

      If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee within five Business Days after the actual receipt by a Responsible Officer of the Trustee the notice described in Section 11.3, from the Outstanding Securities not previously called for redemption, on a pro rata basis, by lot or by such other method as the Trustee may deem fair and appropriate.

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      If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection. The Trustee shall notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the aggregate principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the aggregate principal amount of such Securities which has been or is to be redeemed.

SECTION 11.5 Notice of Redemption.

      Notice of redemption shall be given in the manner provided in Section 1.6 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.

      All notices of redemption shall state:

      (1) the Redemption Date,

      (2) the Redemption Price, and accrued interest, if any (including Additional Interest, if any), to, but excluding, the Redemption Date and the Interest Make Whole Payment, if any,

      (3) if less than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

      (4) that on the Redemption Date the Redemption Price, and accrued but unpaid interest, if any (including Additional Interest, if any), to, but excluding, the Redemption Date, and the Interest Make Whole Payment, if any, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

      (5) the Conversion Rate, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion,

      (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any (including Additional Interest, if any), to, but excluding, the Redemption Date, and the Interest Make Whole Payment, if any, and

      (7) that no representation is made as to the correctness or accuracy of the CUSIP number that is listed in such notice or printed on the Securities.

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      In case of a partial redemption, the notice shall specify the serial and
CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company; provided that, in the event the Trustee is to give such notice, the Company has delivered to the Trustee at least 45 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) a Company Order requesting the Trustee to give such notice and setting forth all the information to be included in such notice including information required by this Section 11.5.

SECTION 11.6 Deposit of Redemption Price.

      On or prior to 10:00 a.m. (New York City time) on the Redemption Date, the Company shall deposit with the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (including Additional Interest, if any) to, but excluding, the Redemption Date and the Interest Make Whole Payment, if any, on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

      If any Security called for redemption is converted, any money deposited with the Trustee or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of
Section 3.7) be paid to the Company or, if then held by the Company, shall be discharged from such trust.

SECTION 11.7 Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price, including accrued interest) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest (including Additional Interest, if any) to, but excluding, the Redemption Date and the Interest Make Whole Payment, if any, provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7.

      If any Security called for redemption shall not be so paid on the Redemption Date, the aggregate principal amount of, premium, if any, and, to the extent permitted by applicable law,

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accrued interest (including Additional Interest, if any) and the Interest Make
Whole Payment, if any, on such Security shall, until paid, bear interest from the Redemption Date at a rate of 5.75% per annum and such Security shall remain convertible until the Redemption Price of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

      Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and, upon its actual receipt by a Responsible Officer of a Company Order to such effect, the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 11.8 Conversion Arrangement on Call for Redemption.

      In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers (the "Purchasers") to purchase such Securities by paying to the Trustee in trust for the Holders, on or before 10:00 a.m. (New York City time) on the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued to, but excluding, the Redemption Date and the Interest Make Whole Payment, if any, of such Securities. Notwithstanding anything to the contrary contained in this Article XI, the obligation of the Company to pay the Redemption Price, together with interest accrued to, but excluding, the Redemption Date and the Interest Make Whole Payment, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XII) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, pursuant to a written Company Order, the Trustee shall hold and dispose of any such amount paid to it by the Purchasers to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent expressly authorizing a change, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and

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conversion of any Securities between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                  ARTICLE XII
                            CONVERSION OF SECURITIES

SECTION 12.1 Conversion Privilege and Conversion Rate.

      Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security may be converted, in whole or in part, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence on the Issue Date and expire at the close of business on the date of Maturity, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Company or the Holder thereof exercises his right to require the Company to repurchase the Security, such conversion right in respect of the Security, or portion thereof so called for redemption or submitted for repurchase, shall expire at the close of business on the Business Day immediately preceding the Redemption Date or the Repurchase Date, as the case may be, unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be, in which case the conversion right will terminate at the close of business on the date such default is cured and the Securities are redeemed or repurchased, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

      If the Securities have a Redemption Date on or before December 10, 2007, the Company will make an Interest Make Whole Payment (as provided in Section 11.1) on all Securities surrendered for conversion after notice of redemption and prior to the Redemption Date.

      If a holder surrenders its Securities (or any portion thereof) for conversion after receipt of a Company Notice in connection with a Fundamental Change and prior to the Repurchase Date, and the Fundamental Change constitutes a Cash Buy-Out, the Company will pay a Make Whole Premium to such holder, in addition to the shares of Common Stock deliverable upon conversion of the Securities.

      The rate at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Rate") shall be initially equal to
68.2594 shares for each U.S. 1,000 aggregate principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in this
Article XII.

SECTION 12.2 Exercise of Conversion Privilege.

      In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or

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agency of the Company maintained for that purpose pursuant to Section 10.2, accompanied by a duly signed conversion notice substantially in the form set forth in Section 2.4 stating that the Holder elects to convert such Security or, if less than the entire aggregate principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the Record Date Period shall (except in the case of any Security or portion thereof which has been called for redemption or if a Fundamental Change has occurred and an offer to repurchase the Securities is pending) be accompanied by payment to the Trustee in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable (including Additional Interest, if any) on such Interest Payment Date on the aggregate principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest (including Additional Interest, if any) so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) that is surrendered for conversion during the Record Date Period shall be paid to the Holder of such Security as of such Regular Record Date in an amount equal to the interest (including Additional Interest, if any) that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. Interest (including Additional Interest, if any) payable on any Interest Payment Date in respect of any Security surrendered for conversion on or after such Interest Payment Date shall be paid to the Holder of such Security as of the Regular Record Date next preceding such Interest Payment Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph or in Section 11.1 and subject to the last paragraph of Section 3.7, no cash payment or adjustment shall be made upon any conversion on account of any interest (including Additional Interest, if any) accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Stock issued upon conversion. The Company's delivery to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Security is convertible will be deemed to satisfy the Company's obligation to pay the aggregate principal amount of the Security.

      Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3. The Company shall determine such number of shares and the amounts of the required cash with respect to any fractional share, and shall set forth such information in an Officers' Certificate delivered to the Conversion Agent and the Trustee. The Conversion Agent shall have no duties under this Article unless and until it has actually received such Certificate. In the event the Trustee is no longer the Conversion Agent, the Trustee will deliver the certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with

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payment in lieu of any fraction of a share, as provided in Section 12.3, to the
Conversion Agent for delivery to the Holder.

      All shares of Common Stock delivered upon such conversion of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Securities pursuant to
Section 3.5 and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

      In the case of any Security which is converted in part only, upon such conversion the Company shall execute and, upon Company Order to such effect, the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the aggregate principal amount of such Security. A Security may be converted in part, but only if the aggregate principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the aggregate principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof.

      If shares of Common Stock to be issued upon conversion of a Restricted Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the beneficial owner of such Restricted Security, then such Holder must deliver to the Conversion Agent a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the beneficial owner, shares of Common Stock or Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

SECTION 12.3 Fractions of Shares.

      No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Closing Price Per Share on the last Trading Day prior to the day of conversion.

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SECTION 12.4 Adjustment of Conversion Rate.

      The Conversion Rate shall be subject to adjustments from time to time as follows:

      (1) In case the Company shall pay or make a dividend or other distribution on shares of Common Stock payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the total number of shares of Common Stock constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any dividend or distribution is not in fact paid, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock (other than rights issued pursuant to the Rights Plan (as defined in paragraph (13) of this Section 12.4), except as specified in paragraph (13) of this Section 12.4) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than any rights, options or warrants that by their terms will also be issued to any Holder upon conversion of a Security into shares of Common Stock without any action required by the Company or any other Person), the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any such rights, options or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Conversion Rate shall be immediately readjusted, effective as of the date such rights, options or warrants expire, or the date the Board of Directors determines not to issue

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such rights, options or warrants, to the Conversion Rate that would have been in effect if the unexercised rights, options or warrants had never been granted or such determination date had not been fixed, as the case may be. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

      (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

      (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock or other property (including cash or assets or securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash referred to in paragraph (5) of this Section, (iii) any dividend or distribution referred to in paragraph (1) of this Section, and (iv) any rights issued pursuant to the Rights Plan (as defined in paragraph (13) of this Section 12.4) except as specified in paragraph (13) of this Section 12.4), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the evidences of indebtedness, shares of any class of capital stock or other property so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. If after any such date fixed for determination, any such distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed.

      (5) In case the Company shall, by dividend or otherwise, make one or more dividends or distributions in cash during any fiscal quarter of the Company to all or substantially all holders of its Common Stock (other than in connection with the Company's liquidation, dissolution or winding

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up), in an aggregate amount that, together with the aggregate amount of all other cash dividends or distributions made during such fiscal quarter to all or substantially all holders of its Common Stock exceeds the product of $0.025 (appropriately adjusted from time to time for any stock dividends on or subdivisions or combinations of the Common Stock) multiplied by the number of shares of Common Stock outstanding at the close of business on the date fixed for determination the of stockholders entitled to receive such dividend or distribution, then in such case the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing such Conversion Rate in effect immediately prior to the close of business on such date fixed for determination by a fraction the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock and the denominator of which shall be equal to such current market price per share of the Common Stock plus the amount per share of such dividend or distribution, to the extent it exceeds $0.025 per share (appropriately adjusted from time to time for any stock dividends on or subdivisions or combinations of Common Stock). The adjustment will be made successively whenever any such event occurs.

      (6) In case the Company or any Subsidiary purchases all or any portion of the Common Stock and the cash and the fair market value of any other consideration included in the payment per share of Common Stock exceeds the current market price per share of the Common Stock immediately prior to contracting to purchase such Common Stock, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to close of business on the date of such purchase or purchases of Common Stock are made by the sum of (i) one plus (ii) the quotient of (x) the product of the amount by which the cash and fair market value of any other consideration included in the payment per share of Common Stock exceeds the current market price per share of Common Stock immediately prior to contracting to purchase such Common Stock, and the number of shares of Common Stock purchased, over (y) the product of the current market price per share of Common Stock immediately prior to contracting to purchase such Common Stock and the total number of shares of Common Stock outstanding immediately prior to contracting to purchase such Common Stock, such adjustment to become effective immediately after the opening of business on the day following the date of such purchase. For purposes of the preceding sentence only current market price means, with respect to the Common Stock, at any time, (i) the last reported sale price regular way on the American Stock Exchange or, (ii) if the Common Stock is not listed on the American Stock Exchange, the last reported sale price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way on the day prior to such purchase, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if the Common Stock is not listed on the American Stock Exchange or listed or admitted to trading on any national securities exchange, the average of the bid prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. In the event of a tender offer in which the cash and the fair market value of any other consideration included in the payment per share of Common Stock exceeds the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the Trading Day next succeeding the last day tenders could have been made pursuant to such tender offer (as it may be amended), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by

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multiplying the Conversion Rate in effect immediately prior to close of business on the Trading Day next succeeding the last day tenders could have been made pursuant to such tender offer (as it may be amended) (provided that the Conversion Rate in effect at such time shall not include the adjustment provided for in this sentence) by the sum of (i) one plus (ii) the quotient of (x) the product of the amount by which the cash and fair market value of any other consideration included in the payment per share of Common Stock exceeds current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the Trading Day next succeeding the last day tenders could have been made pursuant to such tender offer (as it may be amended), and the number of shares of Common Stock validly tendered and not withdrawn, over (y) the product of current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the Trading Day next succeeding the last day tenders could have been made pursuant to such tender offer (as it may be amended) and the total number of shares of Common Stock outstanding (including shares of Common Stock validly tendered and not withdrawn) immediately prior to the last day tenders could have been made pursuant to such tender offer (as it may be amended), such adjustment to become effective immediately prior to the opening of business on the Trading Day next succeeding the last day tenders could have been made pursuant to such tender offer (as it may be amended). If the Company is obligated to purchase shares of the Common Stock pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would have been in effect based on the number of shares actually purchased.

      (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section 12.4).

      (8) For the purpose of any computation under paragraphs (2), (4) or (6) (but only in the event of a tender offer under paragraph (6)) of this Section
12.4 and Section 14.1, the current market price per share of Common Stock on any date shall be calculated by the Company and be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than five Trading Days before, and ending not later than the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For the purpose of any computation under paragraph (5) of this Section 12.4, the current market price per share of Common Stock shall be the average of the daily Closing Prices Per Share for the first five Trading Days from and including the "ex date." For purposes of

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this paragraph, the term "ex date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

      (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(9)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest ten-thousandth (1/10,000th) of a share, as the case may be. Additionally, no adjustment need be made for a change in the par value of the Common Stock.

      (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section 12.4, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (10) and its actions in so doing shall, absent manifest error, be final and conclusive.

      (11) Notwithstanding the foregoing provisions of this Section, no adjustment of the Conversion Rate shall be required to be made upon the issuance of shares of Common Stock pursuant to any present or future plan for the reinvestment of dividends.

      (12) To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during such period, and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive; provided, however, that no such increase shall be taken into account for purposes of determining whether the Closing Price Per Share of the Common Stock equals or exceeds 105% of the Conversion Price in connection with an event which would otherwise be a Fundamental Change pursuant to Section
14.3. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall give notice of the increase to the Holders in the manner provided in Section 1.6 and to the Trustee at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

      (13) Pursuant to rights issued under any rights plan of the Company (the "Rights Plan"), to the extent the Rights Plan is still in effect, upon conversion of any Security by the holder thereof, such holders will receive, in addition to the Common Stock issuable upon such conversion, the rights described in the Rights Plan, whether or not the rights have separated from the underlying Common Stock at the time of conversion, unless the distribution of such rights would cause certain tax implications as specified in the Rights Plan, in which case the holder shall not receive such rights upon conversion, and in lieu thereof, the Conversion Rate will be adjusted effective immediately

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prior to conversion pursuant paragraph (4) of this Section 12.4, as though such rights had been distributed to holders of Common Stock on the day immediately preceding the conversion date.

SECTION 12.5 Notice of Adjustments of Conversion Rate.

      Whenever the Conversion Rate is adjusted as herein provided:

      (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 12.4 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

      (2) upon each such adjustment, a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall be required, and as soon as reasonably practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with
Section 1.6 and to the Trustee.

      Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours, and shall not be deemed to have knowledge of any adjustment in the Conversion Rate unless and until a Responsible Officer of the Trustee shall have actually received such a certificate. Until a Responsible Officer of the Trustee so receives such a certificate, the Trustee and each Conversion Agent may assume without inquiry that the last Conversion Rate of which the Trustee has knowledge of remains in effect.

SECTION 12.6 Notice of Certain Corporate Action.

      In case:

      (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to
Section 12.4; or

      (2) the Company shall authorize the granting to all or substantially all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

      (3) of any reclassification of the Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

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      (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, at least 10 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses
(1) through (4) of this Section 12.6. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

      The Company shall cause to be filed at the Corporate Trust Office and each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of any purchase by the Company or any Subsidiary of all or any portion of the Common Stock at or about the time that such notice of purchase, if any, is provided to the public generally.

SECTION 12.7 Company to Reserve Common Stock.

      The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

SECTION 12.8 Taxes on Conversions.

      Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty that may be payable in respect of (i) income of the Holder, or (ii) any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

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SECTION 12.9 Covenant as to Common Stock.

      Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company shall take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

      The Company agrees that all shares of Common Stock that may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and free of any lien or adverse claim created by the Company and, except as provided in
Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

      The Company further covenants that as long as the Common Stock is listed on the American Stock Exchange, the Company shall use its best efforts to cause all Common Stock issuable upon conversion of the Securities to be listed on the American Stock Exchange in accordance with, and at the times required under, the requirements of the American Stock Exchange, and if at any time the Common Stock becomes listed or admitted to trading on any other national securities exchange, or quoted on any other automated quotation system, the Company shall use its reasonable efforts to cause all Common Stock issuable upon conversion of the Securities to be so listed or quoted and kept so listed or quoted.

SECTION 12.10 Cancellation of Converted Securities.

      All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION 12.11 Provision in Case of Reclassification, Consolidation, Merger or Sale of Assets.

      In case of (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or (iii) any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company, as a result of which holders of Common Stock shall be entitled to receive stock, other securities, other property, assets or cash for such holders' Common Stock (other than a sale of all or substantially all of the assets of the Company that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the

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right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such reclassification, change, consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not (A) a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or (B) an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, conveyance, sale, transfer or lease (provided that, if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such reclassification, change, consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 12.11, the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments that, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this
Section 12.11 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.6 promptly upon such execution.

      Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine whether a supplemental indenture under this Article XII need be entered into or the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment or as to any other provisions of any such supplemental indenture relating to this Article XII, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

SECTION 12.12 Rights Issued in Respect of Common Stock.

      Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

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      (i)   are deemed to be transferred with such shares of Common Stock,

      (ii)  are not exercisable, and

      (iii) are also issued in respect of future issuances of Common Stock shall not be deemed distributed for purposes of Section 12.4(2) until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Conversion Rate under Section 12.4(2), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of any such rights or warrants all of which shall have expired without exercise by any holder thereof, the Conversion Price shall be readjusted as if such issuance had not occurred.

SECTION 12.13 Responsibility of Trustee for Conversion Provisions.

      The Trustee and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into or whether any provisions of any such supplemental indenture are correct. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee and any Conversion Agent shall not be responsible for any failure of the Company to comply with any provisions contained in this Article.

                                  ARTICLE XIII
                           SUBORDINATION OF SECURITIES

SECTION 13.1 Securities Subordinate to Senior Debt.

      Notwithstanding any other provision of this Indenture, the Company covenants and agrees, and each Holder, by its acceptance of a Security, likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article XIII and each Person holding any Security,

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whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the Securities shall, to the extent set forth in this
Article XIII, be subordinated in right of payment to the prior payment in full, in cash, of all amounts that constitute Senior Debt.

      The Securities will be on parity in the right of payment with the Company's other existing and future liabilities that are not otherwise subordinated in favor of the Securities.

      The Securities will be senior in the right of payment to all other Indebtedness of the Company that by its terms is expressly subordinate to the Securities.

SECTION 13.2 No Payment in Certain Circumstances, Payment over of Proceeds upon Dissolution, Etc.

      (1) No direct or indirect payment on account of the Securities (including, but not limited to, the Redemption Price with respect to the Securities to be called for redemption in accordance with Article XI or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article XIV) by or on behalf of the Company shall be made, without the consent of such senior lenders, if, at the time of such payment, there shall have occurred and be continuing a default in the payment of principal of (or premium, if any) or interest on Senior Debt (including upon acceleration of the maturity thereof) when due (a "Senior Payment Default").

      (2) In addition, if any default (other than a Senior Payment Default) with respect to any Senior Debt permitting, or which with the giving of notice or lapse of time (or both) would permit, the holders thereof (or a trustee on behalf thereof) to accelerate the maturity thereof (a "Senior Non-monetary Default") has occurred and is continuing and the Company and the Trustee have received written notice thereof from an authorized person on behalf of Senior Debt, then the Company may not make any payments on account of the Securities (including, but not limited to, the Redemption Price with respect to the Securities to be called for redemption in accordance with Article XI or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article XIV) for a period (a "Payment Blockage Period") commencing on the date the Company and the Trustee receive such written notice and ending on the earlier of (i) 179 days after such date or on the date on which the Trustee receives notice from any authorized person on behalf of the Senior Debt for which the blockage notice was given rescinding such notice and
(ii) the date, if any, on which the Senior Debt to which such default relates is discharged or such default is waived or otherwise cured provided that no other default then exists except, in each case, any acceleration of the Senior Debt.

      (3) Not more than one Payment Blockage Period pursuant to Section 13.2(2) may be commenced with respect to the Securities during any period of 360 consecutive days. Notwithstanding anything in this Indenture to the contrary, there must be 180 consecutive days in any 360-day period in which no Payment Blockage Period is in effect. For all purposes of Section 13.2(2) and this
Section 13.2(3), no event of default that existed or was continuing (it being acknowledged that any subsequent action that would give rise to an event of default pursuant to any provision under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose) on the date of the commencement of any Payment Blockage Period with respect to the Senior Debt initiating such Payment Blockage Period shall be, or shall be

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made, the basis for the commencement of a second Payment Blockage Period by the representative for, or the holders of, such Senior Debt, whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

      (4) Upon any payment or distribution of assets or securities of the Company to creditors of any kind or character, whether in cash, property or securities, in connection with any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or in a bankruptcy, insolvency, receivership or other proceedings, the holders of Senior Debt will first be entitled to receive payment in full in cash of principal of (and premium, if any) and interest on, and all other payment obligations payable on such Senior Debt (whether or not allowed in such proceeding) before the Holders are entitled to receive any payment of principal of (an premium, if any) or interest on the Securities (including, but not limited to, the Redemption Price with respect to the Securities to be called for redemption in accordance with Article XI or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article XIV).

      (5) To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Debt is declared to be fraudulent, invalid or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would come due with respect thereto had such obligation not been so affected) shall be deemed to be reinstated and outstanding as Senior Debt for all purposes of this Indenture as if such declaration, invalidity or setting aside had not occurred.

      (6) If, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character (excluding shares of the Company's common stock or securities provided for in a plan reorganization or readjustment which are subordinate in right of payment to all Senior Debt to substantially the same extent as, or to a greater extent than, the Securities are so subordinated), whether in cash, property or securities, shall be received by the Trustee or any Holder at a time when such payment or distribution is prohibited by Section 13.2(4) and before all obligations in respect of Senior Debt are paid in full, in cash, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders) or their representatives or to the trustee or trustees under any indenture pursuant to which any such Senior Debt may have been issued, as their respective interests appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full, in cash, after giving

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effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

      (7) The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer, lease or other disposition of all or substantially all of its property and assets to another Person upon the terms and conditions provided in Article VII shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 13.2 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer, lease or other disposition, comply (to the extent required) with the conditions stated in Article VII.

SECTION 13.3 Prior Payment to Senior Debt upon Acceleration of Securities.

      In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Securities in respect of the principal of, premium, if any, or interest (including Additional Interest, if any) on the Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article XI or the Repurchase Price with respect to the Securities submitted for repurchase in accordance with Article XIV), except payments and distributions made by the Trustee as permitted by Section 13.9, until all Senior Debt has been paid in full in cash or other payment satisfactory to the holders of Senior Debt or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

SECTION 13.4 Payment Permitted If No Default.

      Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 13.2, or during the circumstances referred to in the first two paragraphs of Section 13.2, or under the conditions described in Section 13.3, from making payments at any time of principal of (and premium, if any, including the Make Whole Premium, if applicable) or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any, including the Make Whole Premium, if applicable) or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, a Responsible Officer had not received actual notice that such payment would have been prohibited by the provisions of this Article.

SECTION 13.5 Subrogation to Rights of Holders of Senior Debt.

      Subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any, including the Make Whole Premium, if applicable) and interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

SECTION 13.6 Provisions Solely to Define Relative Rights.

      The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (i) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any, including the Make Whole Premium, if applicable) and interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on the Securities as and when the same shall become due and payable in accordance with their terms; or (ii) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (iii) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to such Holder; or (iv) affect the rights of the Trustee or any Agent against the Company or prevent the Trustee or any Agent from exercising all remedies otherwise permitted by applicable law upon breach of this Indenture.

SECTION 13.7 Trustee to Effectuate Subordination.

      Each Holder of a Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 13.8 No Waiver of Subordination Provisions.

      No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 13.9 Notice to Trustee.

      The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have actually received written notice thereof from the Company or a Representative or a holder of Senior Debt and, prior to such actual receipt by a Responsible Officer of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 13.9 at least five Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any, including the Make Whole Premium, if applicable) or interest (including Additional Interest, if any, and the Interest Make Whole Payment, if any) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date.

      Notwithstanding anything in this Article XIII to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 4.1, and any such payment shall not be subject to the provisions of Section 13.2 or 13.3.

      Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Representative or a holder of Senior Debt to establish that such notice has been given by a Representative or a holder of Senior Debt. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 13.10 Reliance on Judicial Order or Certificate of Liquidating Agent.

      Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 13.11 Trustee Not Fiduciary for Holders of Senior Debt.

      With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are expressly and specifically set forth in this Article XIII, and no implied covenants or obligations on the part of the Trustee with respect to the holders of the Senior Debt shall be implied or read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

SECTION 13.12 Reliance by Holders of Senior Debt on Subordination Provisions.

      Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders of Senior Debt unless such holders shall have agreed in writing thereto.

SECTION 13.13 Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

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

      Nothing in this Article shall apply to claims of, or payments to, the Trustee, in any of its various capacities, under or pursuant to Section 6.7.

SECTION 13.14 Article Applicable to Paying Agents.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 13.15 Certain Conversions and Repurchases Deemed Payment.

      For the purposes of this Article only, (i) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article XII shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest (including Additional Interest, if any) on Securities or on account of the purchase or other acquisition of Securities, and
(ii) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 12.3), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and securities into which the Securities are convertible pursuant to Article XII and (b) securities of the Company which are subordinated in right of payment to all Senior Debt that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article XII.

                                  ARTICLE XIV
              REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER

SECTION 14.1 Right to Require Repurchase Upon a Fundamental Change.

      In the event that a Fundamental Change (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not theretofore converted or called for redemption, or any portion of the aggregate principal amount thereof that is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof (provided that no single Security may be repurchased in part unless the portion of the aggregate principal amount of such Security to be Outstanding after such repurchase is equal to U.S.$1,000 or integral multiples of U.S.$1,000 in excess thereof), on the date (the "Repurchase Date") that is 30 Business Days after the date of the Company Notice (as defined in Section 14.2) at a purchase price equal to 100% of the aggregate principal amount of the Securities to be repurchased plus interest accrued but unpaid to, but excluding, the Repurchase Date (the "Repurchase Price") and the Make Whole Premium, if applicable, as provided below; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article IV, unless a Fundamental Change shall have occurred prior to such discharge. Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(1) and 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made. Whenever in this Indenture there is a reference, in any context, to the payment of premium on, or in respect of, any Security as of any time, such reference shall be deemed to include reference to the Make Whole Premium, if applicable, payable in respect of such Security to the extent that such Make Whole Premium, if applicable, is, was or would be so payable at such time, and express mention of the Make Whole Premium, if applicable, in any provision of this Indenture shall not be construed as excluding the Make Whole Premium, if applicable, so payable in those provisions of this Indenture when such express mention is not made.

      In the event that a Fundamental Change shall occur and at least ninety percent (90%) of the consideration for the Common Stock in the transaction or transactions constituting the Fundamental Change consists of cash (a "Cash Buy-Out"), the Company will pay a Make Whole Premium in cash to the holders of Securities in addition to the Repurchase Price, which Make Whole Premium shall be due and payable on the Repurchase Date. If a holder surrenders its Securities (or any portion thereof) for conversion after receipt of a Company Notice in connection with a Fundamental Change and prior to the Repurchase Date, and the Fundamental Change constitutes a Cash Buy-Out, the Company will pay a Make Whole Premium to such holder, in addition to the shares of Common Stock deliverable upon conversion of the Securities.

      "Effective Date" means the date that the Fundamental Change becomes effective.

      "Stock Price" means the price paid per share of Common Stock in the Fundamental Change transaction, determined as follows:

            (i) if holders of the Common Stock receive only cash in the Fundamental Change, the Stock Price shall be the cash amount paid per share of Common Stock; and

            (ii) in all other circumstances, the "Stock Price" shall be the current market price per share of the Common Stock as determined under Section 12.4(8).

      "Make Whole Premium" means the amount per U.S.$1,000 aggregate principal amount of Securities equal to:

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

            (i) if the Effective Date is on or after December 1, 2009, $0;

            (ii) if the Stock Price is less than $13.31 (subject to adjustment as provided below)(the "Stock Price Threshold"), $0;

            (iii) if the Stock Price is more than $36.64 (subject to adjustment as provided below)(the "Stock Price Cap"), $0; and

            (iv) otherwise, the dollar amount equal to the percentage set forth on the table below (the "Make Whole Premium Table") for the Stock Price and the Effective Time multiplied by U.S.$1,000:

EFFECTIVE DATE OF
FUNDAMENTAL CHANGE                                 STOCK PRICE ON DATE OF FUNDAMENTAL CHANGE
------------------            ----------------------------------------------------------------------------------------
                              $ 13.31  $ 13.92  $ 14.65  $ 16.12  $ 18.32  $ 21.98  $ 25.65  $ 29.31  $ 32.97  $ 36.64
                              -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
December 1, 2004..........      0.0%     2.9%     6.1%     5.4%     4.7%     4.0%     3.3%     2.8%     2.3%     0.0%
December 1, 2005..........      0.0%     2.4%     5.1%     4.4%     3.7%     3.1%     2.4%     1.9%     1.5%     0.0%
December 1, 2006..........      0.0%     2.0%     4.1%     3.4%     2.7%     2.1%     1.5%     1.0%     0.7%     0.0%
December 1, 2007..........      0.0%     1.6%     3.2%     2.5%     1.7%     0.9%     0.0%     0.0%     0.0%     0.0%
December 1, 2008..........      0.0%     1.1%     2.3%     1.7%     1.1%     0.6%     0.0%     0.0%     0.0%     0.0%
December 1, 2009..........      0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%

      If the Stock Price is between two Stock Price amounts on the Make Whole Premium Table or the Effective Date is between two dates on the Make Whole Premium Table, the Make Whole Premium will be determined by straight-line interpolation between the Make Whole Premium percentages set forth in the Make Whole Premium Table for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365 day year. The Stock Prices set forth in the column headers are subject to adjustment as provided below.

      A calculation agent (the "Calculation Agent") that the Company appoints from time to time shall, on behalf of and at the written request of the Company or the Trustee (pursuant to an Officers' Certificate), calculate (i) the Stock Price, and (ii) the Make Whole Premium with respect to such Stock Price based on the Effective Date that the Company or the Trustee (pursuant to such Officers' Certificate) shall specify, and shall deliver its calculation of the Stock Price and the Make Whole Premium to the Company and the Trustee within three (3) Business Days of the request by the Company or the Trustee. In addition, the Calculation Agent, on behalf of and upon request by the Company and the Trustee, no less than three (3) Business Days prior to a Company Notice in respect of a Fundamental Change which constitutes a Cash Buy-Out, shall make the determinations described above in this Section 14.1 and deliver its calculations to the Company and the Trustee by 9:00 p.m., New York City time, on the Business Day prior to the date that the Company Notice is given. The Company initially appoints the Trustee as the Calculation Agent. Neither the Trustee nor any of its agents shall be liable, and the Company shall indemnify the Trustee and each such agent, for any action taken or omitted to be taken by it in good faith in its capacity as the Calculation Agent.

      Whenever the Conversion Rate is adjusted from time to time in accordance with Section 12.4, the Stock Price Threshold, the Stock Price Cap and each of the Stock Prices set forth in the Make Whole Premium Table shall be adjusted by multiplying each such amount by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment and the denominator of which is the Conversion Rate as so adjusted.

SECTION 14.2 Notices; Method of Exercising Repurchase Right, Etc.

      (1) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Fundamental Change, the Company or, at the request in a Company Order and expense of the Company on or before the 15th day after such occurrence, the Trustee, shall give to all Holders of Securities, in the manner provided in
Section 1.6, notice (the "Company Notice") of the occurrence of the Fundamental Change and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such Company Notice to the Trustee. If such notice is to be given by the Trustee, the Company shall deliver, on or before the fifth day after such occurrence, a Company Order requesting the Trustee to give such notice and setting forth all the information to be included in such notice including the information set forth below.

      Each Company Notice shall state:

            (i) the Repurchase Date,

            (ii) the date by which the repurchase right must be exercised,

            (iii) the Repurchase Price and the Make Whole Premium, if applicable,

            (iv) a description of the procedure that a Holder must follow to exercise a repurchase right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price and accrued interest (including Additional Interest, if any), if any to the Repurchase Date and the Make Whole Premium, if applicable,

            (v) that on the Repurchase Date the Repurchase Price, and accrued interest, if any (including Additional Interest, if any), to, but excluding, the Repurchase Date and the Make Whole Premium, if applicable, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

            (vi) the Conversion Rate then in effect, the date on which the right to convert the aggregate principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion, and if the Make Whole Premium is applicable, that the Make Whole Premium is payable upon conversion of each Security that the Holder elects to convert after receipt of a Company Notice relating to a Fundamental Change which constitutes a Cash Buy-Out and prior to the Repurchase Date, and

            (vii) the place or places that the Security certificate with the Election of Holder to Require Repurchase as specified in Section 2.2 shall be delivered.

      No failure of the Company to give the foregoing notices or defect therein shall limit any Holder' s right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

      If any of the foregoing provisions or other provisions of this Article XIV are inconsistent with applicable law, such law shall govern.

      (2) To exercise a repurchase right, a Holder shall deliver to the Trustee on or before the close of business on the Business Day prior to the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the aggregate principal amount of the Securities to be repurchased (and, if any Security is to repurchased in part, the serial number thereof, the portion of the aggregate principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and
(ii) the Securities with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Business Day immediately preceding the Repurchase Date.

      (3) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee before 10:00 a.m. (Eastern time) on the Repurchase Date the Repurchase Price in cash, and the Make Whole Premium, if applicable, as provided above, for payment to the Holder on the Repurchase Date, together with accrued and unpaid interest to, but excluding, the Repurchase Date, and the Make Whole Premium, if applicable, payable with respect to the Securities as to which the repurchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

      (4) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the aggregate principal amount of such Security (or portion thereof, as the case may be), including the Make Whole Premium, if applicable, shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 5.75% per annum, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

      (5) Any Security that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and upon its actual receipt by a Responsible Officer of a Company Order to such effect, the Trustee shall authenticate and make available for delivery to the Holder of such Security pursuant to such Order without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

      (6) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION 14.3 Certain Definitions.

      For purposes of this Article XIV,

      (1) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

      (2) a "Fundamental Change" shall be deemed to have occurred, at any time after the original issuance of the Securities, if any of the following occurs:

            (i) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election to the Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

            (ii) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors, other than any such acquisition by the Company, any Subsidiary or any employee benefit plan of the Company; or

            (iii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any conveyance, sale, transfer or lease or disposal of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) involving a merger or consolidation that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Company (other than any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Company solely for shares of publicly traded common stock listed on the American Stock Exchange or on an established national securities exchange or automated over-the-counter trading market in the United States) and (y) pursuant to which the holders of 50% or more of the total voting power of all shares of the Company's capital stock entitled to vote generally in the election of directors immediately prior to such transaction have the entitlement to exercise, directly or indirectly, more than 50% of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such transaction or (b) any transaction which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock); or

            (iv) the Common Stock into which the Securities are convertible ceases to be listed on the American Stock Exchange and is not listed on an established national securities exchange or automated over-the-counter trading market in the United States; or

            (v) the stockholders of the Company pass a resolution approving a plan of liquidation, dissolution or winding up;

provided, however, that a Fundamental Change shall not be deemed to have occurred if the Closing Price Per Share of the Common Stock for any five Trading Days within the period of five consecutive Trading Days ending immediately after the later of the Fundamental Change or the public announcement of the Fundamental Change (in the case of a Fundamental Change under clause (ii) above) or the period of five consecutive Trading Days ending immediately before the Fundamental Change (in the case of a Fundamental Change under clause (iii) above) shall equal or exceed 105% of the Conversion Price in effect on each such Trading Day.

      (3) the term "Conversion Price" shall equal the quotient obtained by dividing U.S.$1,000 by the Conversion Rate; and

      (4) for purposes of Section 14.3(2)(i), the term "person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.

SECTION 14.4 Consolidation, Merger, etc.

      In the case of any merger, consolidation, conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to which Section
12.11 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes shares of Common Stock of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to a Responsible Officer of the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Securities following a Fundamental Change, including without limitation the applicable provisions of this Article XIV and the definitions of the Common Stock and Fundamental Change, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Fundamental Change to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                                   ARTICLE XV
         HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY; NON-RECOURSE

SECTION 15.1 Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee:

      (1) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

      (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that no such list need be furnished so long as the Trustee is acting as Security Registrar.

SECTION 15.2 Preservation of Information.

      (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 15.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list, if any, furnished to it as provided in Section 15.1 upon receipt of a new list so furnished.

      (2) After this Indenture has been qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights, and duties of the Trustee, shall be as provided by the Trust Indenture Act.

      (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee or any Agent, nor any agent of any of them, shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act, regardless of the source from which such information has derived, and neither the Trustee or any Agent, nor any agent of any of them, shall be held accountable by reason of any mailing or transmission of any material pursuant to a request made under this Article XV.

SECTION 15.3 Reports by Trustee.

      (1) After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      (2) After this Indenture has been qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, if required by applicable law, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange and any delisting thereof.

SECTION 15.4 Reports by Company.

      After this Indenture has been qualified under the Trust Indenture Act, the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

      Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its obligations hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

                                  ARTICLE XVI
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 16.1 Indenture and Securities Solely Corporate Obligations.

      No recourse for the payment of the principal of or premium, if any, or interest on any Security and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released by each Holder as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                      COLLEGIATE PACIFIC INC.

                                      By: /s/ Michael J. Blumennfeld
                                          --------------------------------------
                                      Name: Michael J. Blumenfeld
                                      Title: Chief Executive Officer

                                      THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

                                      By: /s/ Patrick T. Giordano
                                          --------------------------------------
                                      Name: Patrick T. Giordano
                                      Title: Vice President

                        [Signature page to the Indenture]

              ANNEX A -- Form of Restricted Securities Certificate

      RESTRICTED SECURITIES CERTIFICATE (For transfers pursuant to Section 3.5(2)(ii) and (iii) of the Indenture)

THE BANK OF NEW YORK
  TRUST COMPANY, N.A.
600 North Pearl Street, Suite 420
Dallas, Texas 75021
Attention: Corporate Trust Department

      Re: 5.75% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2009 OF COLLEGIATE PACIFIC INC. (THE "SECURITIES")

            Reference is made to the Indenture, dated as of November 26, 2004 (the "Indenture"), from Collegiate Pacific Inc. (the "Company") to The Bank of New York Trust Company, N.A., as Trustee. Terms used herein and defined in the Indenture or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S. U.S.$________ aggregate principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No. [_____________]

            CERTIFICATE No(s). ________

            The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A, to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7), or pursuant to another exemption from registration under the Securities Act (if available) or

Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

      (1) RULE 144A TRANSFERS. If the transfer is being effected in accordance with Rule 144A:

            (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

            (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

      (2) RULE 144 TRANSFERS. If the transfer is being effected pursuant to Rule 144:

            (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e), (f) and (h) of Rule 144; or

            (B) the transfer is occurring after a period of at least two years has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

      (3) INSTITUTIONAL ACCREDITED INVESTORS. If the transfer is to an institutional investor that is an accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities and, if such transfer is for less than an aggregate principal amount of U.S.$250,000, an opinion of counsel acceptable to the Company if requested by the Company, that the transfer is exempt from registration, must be supplied to the Trustee prior to such transfer.

      (4) TRANSFERS PURSUANT TO OTHER SECURITY ACT EXEMPTIONS. If the transfer is being effected pursuant to a Security Act Exemption other than ones set forth in (1) through (3) above, there shall be delivered to the Company an opinion of counsel with respect to such holders.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated: ___________

            Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

By: __________________________________
Name: ________________________________
Title: _______________________________

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

             ANNEX B -- Form of Unrestricted Securities Certificate

                       UNRESTRICTED SECURITIES CERTIFICATE

    (For removal of Restricted Securities Legend pursuant to Section 3.5(3))

THE BANK OF NEW YORK
  TRUST COMPANY, N.A.
600 North Pearl Street, Suite 420
Dallas, Texas  75021
Attention: Corporate Trust Department

      RE: 5.75% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2009 OF COLLEGIATE PACIFIC INC. (THE "SECURITIES")

            Reference is made to the Indenture, dated as of November 26, 2004 (the "Indenture"), from COLLEGIATE PACIFIC INC. (the "Company") to THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S.$_______________ aggregate principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No. [________]

            CERTIFICATE No(s). _________________

            The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be exchanged for Securities bearing no Restricted Securities Legend pursuant to Section 3.5(3) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a period of at least two years has elapsed since the date the Specified Securities were acquired from the Company or from an "affiliate" (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the

Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser.

Dated: ______________

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

By: __________________________________
Name: ________________________________
Title: _______________________________

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                    ANNEX C -- Form of Surrender Certificate

            In connection with the certification contemplated by Section 12.2 relating to compliance with certain restrictions relating to transfers of Restricted Securities, such certification shall be provided substantially in the form of the following certificate, with only such changes thereto as shall be approved by the Company and Thomas Weisel Partners LLC:

                                   CERTIFICATE

                             COLLEGIATE PACIFIC INC.

              5.75% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2009

            This is to certify that as of the date hereof with respect to U.S.$______ aggregate principal amount of the above-captioned securities surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for conversion or repurchase where the securities issuable upon such conversion or repurchase are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Securities associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

_________ The transfer of the Surrendered Securities complies with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"); or

_________ The transfer of the Surrendered Securities complies with Rule 144 under the Securities Act; or

_________ The transfer of the Surrendered Securities has been made to an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act in a transaction exempt from the registration requirements of the Securities Act and a signed letter in form and substance reasonably satisfactory to the Company containing certain representations and agreements which are true and correct relating to restrictions on transfer of the Securities (and an opinion of counsel in form and substance reasonably acceptable to the Company if requested by the Company, that such transfer is exempt from registration); or

_________ The transfer of the Surrendered Securities has been made pursuant to an exemption from registration under the Securities Act and an opinion of counsel has been delivered to the Company with respect to such transfer.

[Name of Holder]

Dated: _______________________________
*To be dated the date of surrender